SUBJECT TO REVISION
SERIES TERM SHEET DATED JANUARY 20, 1998

                                          $220,216,000
(Deutsche Financial      Deutsche Financial Capital Securitization LLC,
  Capital logo)                            Depositor
                                Oakwood Acceptance Corporation,
                                            Servicer
                   SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1998-I

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Deutsche Financial Capital Securitization LLC Senior/Subordinated Pass-Through Certificates, Series 1998-I. The Series Term Sheet has been prepared by Deutsche Financial Capital Securitization LLC for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, Deutsche Morgan Grenfell nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES, INCLUDING THE DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1998-I, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.

Credit Suisse First Boston                              Deutsche Morgan Grenfell

         THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE SERIES 1998-I POOLING AND SERVICING AGREEMENT TO BE DATED AS OF JANUARY 1, 1998 (INCLUDING THE JUNE 1997 EDITION OF THE STANDARD TERMS), AMONG DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC, AS DEPOSITOR, OAKWOOD ACCEPTANCE CORPORATION, AS SERVICER, AND PNC BANK, NATIONAL ASSOCIATION, AS TRUSTEE.


Class Designations

   CLASS A CERTIFICATES.........................Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and
                                                Class A-6 Certificates.
   CLASS M CERTIFICATES.........................The Class M Certificates.
   CLASS B CERTIFICATES.........................Class B-1 and Class B-2 Certificates.
   SUBORDINATED CERTIFICATES....................Class M, Class B, Class X and Class R Certificates.
   OFFERED CERTIFICATES.........................Class A, Class M and Class B-1 Certificates.
   OFFERED SUBORDINATED CERTIFICATES............Class M and Class B-1 Certificates.
The Offered Certificates........................                                    Initial          Pass-Through
                                                         Title of Class         Principal Amount(1)       Rate

                                                 Class A-1 Certificates.........     $51,500,000             .  %(2)
                                                 Class A-2 Certificates.........     $39,300,000             .  %(2)
                                                 Class A-3 Certificates.........     $27,150,000             .  %(2)
                                                 Class A-4 Certificates.........     $11,600,000             .  %(2)
                                                 Class A-5 Certificates.........     $27,500,000             .  %(2)
                                                 Class A-6 Certificates.........     $24,169,000             .  %(3)
                                                 Class M Certificates...........     $18,352,000             .  %(3)
                                                 Class B-1 Certificates.........     $20,645,000             .  %(3)

                                                 (1) The aggregate initial
                                                     principal balance of the
                                                     Certificates may be
                                                     increased or decreased by
                                                     up to 5%. Any such increase
                                                     or decrease may be
                                                     allocated
                                                     disproportionately among
                                                     the Classes of
                                                     Certificates. Accordingly,
                                                     any investor's commitments
                                                     with respect to the
                                                     Certificates may be
                                                     increased or decreased
                                                     correspondingly.
                                                 (2) Computed on the basis of a
                                                     360-day year of twelve
                                                     30-day months.
                                                 (3) The lesser of (i) the
                                                     specified rate per annum,
                                                     computed on the basis of a
                                                     360-day year of twelve
                                                     30-day months, and (ii) the
                                                     Weighted Average Net Asset
                                                     Rate for the related
                                                     Distribution Date.
Denominations...................................  The Offered Certificates will be Book-Entry  Certificates only, in minimum  denominations  of $1,000 and integral  multiples of $1 in excess thereof.
Cut-off Date....................................  January 1, 1998.
Distribution Dates..............................  The fifteenth  day of each month, commencing in February 1998 (each, a "Distribution Date").
Interest Accrual Period.........................  With  respect  to  each   Distribution  Date  the  calendar  month
                                                  preceding the month in which the  Distribution  Date occurs (each, an "Interest Accrual Period").



                                       1





Distributions.....................................  The  "Available  Distribution  Amount" for a  Distribution  Date
                                                    generally will include (1)(a) Monthly  Payments of principal and interest  due  on  the  Assets  during  the  related  Collection
                                                    Period,  to the extent such  payments  were  actually  collected
                                                    from   the   Obligors   or   advanced   by  the   Servicer   and
                                                    (b) unscheduled  payments  received  with  respect to the Assets
                                                    during  the  related  Prepayment  Period,   including  Principal
                                                    Prepayments,  proceeds of repurchases,  Net Liquidation Proceeds and net Insurance  Proceeds,  less (2)(a) if  Oakwood is not the
                                                    Servicer,  Servicing  Fees for the  related  Collection  Period,
                                                    (b) amounts  required to reimburse  the Servicer for  previously
                                                    unreimbursed   Advances  in  accordance   with  the   Agreement,
                                                    (c) amounts  required to  reimburse  the Company or the Servicer
                                                    for  certain  reimbursable   expenses  in  accordance  with  the
                                                    Agreement  and  (d) amounts  required to reimburse any party for an overpayment of a Repurchase  Price for an Asset in accordance with the Agreement.

                                                    Distributions  will be made on each  Distribution Date to holders of record on the preceding Record Date.  Distributions on a Class of Certificates  will be allocated among the Certificates of such
                                                    Class in proportion to their respective percentage interests.

Certificate Structure Considerations..............  The primary credit  support for the Class A Certificates  is the subordination of the Subordinated Certificates;  for the Class M
                                                    Certificates  is the  subordination  of the Class B, Class X and
                                                    Class R  Certificates;  for the  Class B-1  Certificates  is the
                                                    subordination   of  the  Class   B-2,   Class  X,  and  Class  R
                                                    Certificates.


Subordination of the Offered Subordinated
  Certificates....................................  The  rights  of  the  Class  M  Certificateholders   to  receive
                                                    distributions  of principal will be  subordinated to such rights of the Class A  Certificateholders  to receive  distributions of principal  and  interest.  Interest and interest  shortfalls  on the Class M Certificates  will not be  subordinated to principal payments on the Class A Certificates.

                                                    The rights of holders of the Class B-1  Certificates  to receive distributions  of principal  similarly will be  subordinated  to
                                                    the  rights  of  the   holders  of  the  Class  A  and  Class  M
                                                    Certificates   to  receive   distributions   of  principal   and
                                                    interest.  Interest  and  interest  shortfalls  on the Class B-1
                                                    Certificates  will not be subordinated to principal  payments on the Class A and Class M Certificates.


Target Overcollateralization Amount...............  The Target  Overcollateralization  Amount shall equal 0.75% of the Scheduled  Principal  Balance as of the Cut-off Date.



                                        2


Realized Losses on Liquidated Loans...............  The Principal  Distribution  Amount for any Distribution Date is
                                                    intended  to include  the  Scheduled  Principal  Balance of each
                                                    Asset  that  became  a  Liquidated  Loan  during  the  preceding
                                                    calendar   month.   A  Realized  Loss  will  be  incurred  on  a
                                                    Liquidated  Loan  in the  amount,  if  any,  by  which  the  Net
                                                    Liquidation  Proceeds  from such  Liquidated  Loan are less than the Unpaid  Principal  Balance  of such  Liquidated  Loan,  plus accrued and unpaid  interest  thereon (to the extent not covered by Servicing  Advances,  if any, with respect to such Liquidated
                                                    Loan), plus amounts  reimbursable to the Servicer for previously unreimbursed  Servicing  Advances.  The  amount of the  Realized
                                                    Loss,  if  any,  in  excess  of the  sum of (1)  the  amount  of interest  collected  on the  nondefaulted  Assets  in  excess of certain  Interest  Distribution  Amounts and Carryover  Interest
                                                    Distribution  Amounts  required to be distributed on the Offered
                                                    Certificates  and any  portion of such  interest  required to be paid to a Servicer other than Oakwood as servicing  compensation
                                                    ("Excess  Interest")  and (2) the Current  Overcollateralization
                                                    Amount   will  be   allocated   to  the  Class  M  and  Class  B
                                                    Certificates  as  a  Writedown  Amount  in  reduction  of  their
                                                    Certificate Principal Balance as described below.
Allocation of Writedown Amounts...................  The  "Writedown  Amount" for any  Distribution  Date will be the amount,  if any, by which the  aggregate  Certificate  Principal
                                                    Balance of all Certificates,  after all distributions  have been made on the Certificates on such Distribution  Date, exceeds the
                                                    Pool  Scheduled  Principal  Balance  of the  Assets for the next
                                                    Distribution  Date.  The  Writedown  Amount  will  be  allocated among the  Classes  of Class M and Class B  Certificates  in the
                                                    following order of priority:

                                                    (1)   first,  to the Class B-2  Certificates,  to be  applied  in reduction of the Adjusted Certificate  Principal Balance of such Class until it has been reduced to zero;

                                                    (2)   second,  to the Class B-1  Certificates,  to be  applied in reduction of the Adjusted Certificate  Principal Balance of such Class until it has been reduced to zero; and

                                                    (3)   third,  to the  Class  M  Certificates,  to be  applied  in reduction of the Adjusted Certificate  Principal Balance of such Class until it has been reduced to zero.


Advances..........................................  For each  Distribution  Date,  the Servicer will be obligated to make an advance (a "P&I  Advance") in respect of any  delinquent
                                                    Monthly  Period  that  will,  in  the  Servicer's  judgment,  be recoverable  from late payments on or Liquidation  Proceeds from such  Asset.  The  Servicer  will  also  be  obligated  to  make advances ("Servicing  Advances" and, together with P&I Advances,
                                                    "Advances")  in  respect of  Liquidation  Expenses  and  certain taxes and insurance  premiums not paid by an Obligor on a timely basis, to the extent the Servicer deems such Servicing  Advances recoverable out of Liquidation  Proceeds or from  collections on the related  Asset.  P&I  Advances  and  Servicing  Advances are reimbursable to the Servicer under certain




                                        3


                                                    circumstances.
Final Scheduled Distribution Dates................  To the  extent not  previously  paid  prior to such  dates,  the
                                                    outstanding   principal   amount  of  each   Class  of   Offered
                                                    Certificates  will be  payable  on the April  2028  Distribution
                                                    Date (with  respect to each  Class of  Certificates,  the "Final
                                                    Scheduled    Distribution    Date").    The   Final    Scheduled
                                                    Distribution  Date has been determined by adding three months to the maturity date of the Asset with the latest stated maturity.
Optional Termination..............................  Either the  Servicer or the holders of a majority in interest of the Class R  Certificates  (the "Residual  Majority"),  at their respective  options  and subject to the  limitations  imposed by the  Agreement,  may  terminate  the  Trust  by  purchasing  all
                                                    Assets,  Repo  Properties  and REO  Properties  remaining in the
                                                    Trust  on  any  Distribution  Date  occurring  on or  after  the
                                                    Distribution Date on which the sum of the Certificate  Principal
                                                    Balance of the  Certificates  is less than 10% of the sum of the original Certificate Principal Balance of the Certificates.
Auction Sale......................................  If neither the Residual Majority nor the Servicer  exercises its optional  termination  right  within  90  days  after  it  first becomes  eligible to do so, the Trustee  shall  solicit bids for the  purchase  of all  Assets  then  outstanding  and all  other property in the Trust. In the event that  satisfactory  bids are
                                                    received,   the   sale   proceeds   will   be   distributed   to
                                                    Certificateholders.
The Assets........................................  The Trust will consist of  (1) manufactured  housing installment sales  contracts  (collectively,  the  "Contracts")  secured  by security  interests in  manufactured  homes,  as defined  herein
                                                    (the "Manufactured  Homes"),  and with respect to certain of the
                                                    Contracts  ("Land Secured  Contracts"),  secured by liens on the
                                                    real  estate  on  which  the  related   Manufactured  Homes  are
                                                    located,  and  (2) mortgage  loans secured by first liens on the real estate to which the related  Manufactured  Homes are deemed permanently  affixed (the  "Mortgage  Loans," and  collectively, the "Assets").  The Asset Pool consists of  approximately  5,747
                                                    Assets  having an aggregate  Scheduled  Principal  Balance as of
                                                    the    Cut-off    Date   of    approximately    $229,392,046.05.
                                                    Approximately  12.68% of the Asset Pool is  comprised  of Assets that are  Mortgage  Loans and  approximately  3.29% of the Asset
                                                    Pool is  comprised  of Assets that are Land  Secured  Contracts.
                                                    Based on the  Cut-off  Date Pool  Scheduled  Principal  Balance,
                                                    95.53% of the Assets are  secured by  Manufactured  Homes  which were new, 3.78% of the Assets are secured by Manufactured  Homes
                                                    which   were  used,   0.69%  of  the   Assets  are   secured  by
                                                    Manufactured  Homes  which were  repossessed.  As of the Cut-off
                                                    Date, the Assets were secured by Manufactured  Homes or Mortgage
                                                    Properties  (or Real  Properties,  in the  case of Land  Secured
                                                    Contracts)  located in 41 states,  and



                                        4



                                                    approximately  18.54% and 14.44% of the  Assets  were  secured by
                                                    Manufactured  Homes or Mortgaged  Properties located in Texas and
                                                    South Carolina,  respectively  (based on the mailing addresses of the  Obligors on the Assets as of the Cut-off  Date).  Each Asset
                                                    bears  interest  at an annual  percentage  rate (an  "APR") of at least 6.50% and not more than 13.75%.  The weighted  averaged APR of the Assets as of the Cut-off Date is approximately 10.25%. The
                                                    Assets had remaining  terms to maturity as of the Cut-off Date of at least 22 months  but not more  than 360  months  and  original terms to stated  maturity of at least 24 months but not more than
                                                    360  months.  As of the Cut-off  Date,  the Assets had a weighted average  original term to stated  maturity of  approximately  295 months,  and a weighted average remaining term to stated maturity of approximately 292 months.  The final scheduled payment date on the Asset with the latest  maturity  occurs in January  2028.  No
                                                    Contract has an original  loan-to-value  ratio in excess of 100%.
                                                    The Servicer  will be required to cause to be  maintained  one or more  standard  hazard  insurance  policies  with respect to each
                                                    Manufactured Home and Mortgage Property.
Certain Federal Income Tax
  Consequences....................................  For  federal  income  tax  purposes,  the Trust  Estate  will be treated as one or more real estate mortgage  investment conduits
                                                    ("REMIC").   The  Class  A,   Class  M,  Class  B  and  Class  X
                                                    Certificates  will constitute  "regular  interests" in the REMIC for federal income tax purposes.  The Class R Certificates  will be  treated  as the sole class of  "residual  interests"  in the
                                                    REMIC for federal income tax purposes.
ERISA Considerations..............................  Fiduciaries   of  employee   benefit  plans  and  certain  other
                                                    retirement   plans  and   arrangements,   including   individual
                                                    retirement  accounts and annuities,  Keogh plans, and collective investment  funds in which such plans,  accounts,  annuities  or arrangements  are  invested,  that are  subject to the  Employee
                                                    Retirement  Income  Security Act of 1974, as amended  ("ERISA"), or  corresponding  provisions of the Code (any of the foregoing, a "Plan"),  persons acting on behalf of a Plan, or persons using the assets of a Plan  ("Plan  Investors")  should  consult  with their own counsel to  determine  whether the purchase or holding of the  Offered  Certificates  could give rise to a  transaction that is prohibited either under ERISA or the Code

                                                    BECAUSE THE OFFERED  SUBORDINATED  CERTIFICATES ARE SUBORDINATED
                                                    SECURITIES,  THEY WILL NOT SATISFY THE  REQUIREMENTS  OF CERTAIN
                                                    PROHIBITED  TRANSACTION  EXEMPTIONS.  AS A RESULT,  THE PURCHASE
                                                    OR HOLDING OF ANY OF THE OFFERED SUBORDINATED  CERTIFICATES BY A
                                                    PLAN   INVESTOR   MAY   CONSTITUTE   A   NON-EXEMPT   PROHIBITED
                                                    TRANSACTION  OR RESULT  IN THE  IMPOSITION  OF  EXCISE  TAXES OR
                                                    CIVIL PENALTIES.  ACCORDINGLY,  NONE OF THE OFFERED SUBORDINATED
                                                    CERTIFICATES ARE OFFERED FOR SALE, AND ARE NOT TRANSFERABLE,  TO
                                                    PLAN  INVESTORS,  UNLESS SUCH PLAN INVESTOR  PROVIDES THE SELLER
                                                    AND  THE  TRUSTEE   WITH  A  BENEFIT   PLAN   OPINION,   OR  THE
                                                    CIRCUMSTANCES  DESCRIBED


                                        5


                                                    IN CLAUSE  (II)  BELOW ARE  SATISFIED.  UNLESS  SUCH  OPINION  IS
                                                    DELIVERED,   EACH  PERSON   ACQUIRING  AN  OFFERED   SUBORDINATED
                                                    CERTIFICATE  WILL BE  DEEMED TO  REPRESENT  TO THE  TRUSTEE,  THE
                                                    SELLER,  AND THE  SERVICER  THAT  EITHER (I) SUCH PERSON IS NOT A
                                                    PLAN  INVESTOR  SUBJECT TO ERISA OR SECTION 4975 OF THE CODE,  OR
                                                    (II) SUCH PERSON IS AN INSURANCE  COMPANY THAT IS  PURCHASING  AN
                                                    OFFERED  SUBORDINATED  CERTIFICATE  WITH FUNDS FROM ITS  "GENERAL
                                                    ACCOUNT"  AND THE  PROVISIONS  OF  PROHIBITED  TRANSACTION  CLASS
                                                    EXEMPTION  95-60  WILL  APPLY  TO  EXEMPT  THE  PURCHASE  OF SUCH
                                                    CERTIFICATE  FROM THE PROHIBITED  TRANSACTION  RULES OF ERISA AND
                                                    THE CODE.

Legal Investment Considerations...................  The Class A and Class M Certificates  will constitute  "mortgage related  securities"  for  purposes  of the  Secondary  Mortgage
                                                    Market Enhancement Act of 1984 ("SMMEA").

                                                    THE CLASS B-1 CERTIFICATES ARE NOT "MORTGAGE RELATED  SECURITIES"
                                                    FOR PURPOSES OF SMMEA BECAUSE SUCH  CERTIFICATES ARE NOT RATED IN
                                                    ONE  OF  THE  TWO  HIGHEST  RATING  CATEGORIES  BY  A  NATIONALLY
                                                    RECOGNIZED RATING AGENCY.

Ratings...........................................  It is a  condition  to the  issuance  of the  Certificates  that
                                                    (i) the  Class A  Certificates  be rated "AAA" and "Aaa" by each of Fitch IBCA,  Inc.  ("Fitch") and Moody's  Investors  Service,
                                                    Inc.,  respectively  ("Moody's"  and,  together with Fitch,  the
                                                    "Rating  Agencies"),  (ii) the Class M  Certificates be rated at
                                                    least   "AA"  and   "Aa3"  by  each  of   Fitch   and   Moody's,
                                                    respectively,  and (iii) the Class B-1  Certificates be rated at
                                                    least   "BBB"  and   "Baa2"  by  each  of  Fitch  and   Moody's,
                                                    respectively.  A  security  rating  is not a  recommendation  to buy, sell or hold  securities  and may be subject to revision or withdrawal at any time by the assigning rating organization.

DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.

                            ASSET SERVICING PORTFOLIO
                             (DOLLARS IN THOUSANDS)



                                                                   AT SEPTEMBER 30,
                                             ---------------------------------------------------------------
                                             1993          1994          1995           1996          1997
                                             ----          ----          ----           ----          ----

Total Number of Serviced Assets
    Oakwood Originated..................      28,938        39,273        51,566         67,120        89,411
    Acquired Portfolios.................       1,591         5,773         4,872          4,177         3,602
Aggregate Outstanding Principal
Balance of Serviced Assets
    Oakwood Originated..................    $507,394      $757,640    $1,130,378     $1,687,406    $2,499,794
    Acquired Portfolios.................     $30,498       $85,227       $70,853        $57,837        47,027
Average Outstanding Principal Balance
per Serviced Asset
    Oakwood Originated..................       $17.5         $19.3         $21.9          $25.1         $28.0
    Acquired Portfolios.................       $19.2         $14.8         $14.5          $13.8         $13.1
Weighted Average Interest Rate
of Serviced Assets
    Oakwood Originated..................        12.8%         12.2%         12.0%          11.5%         11.0%
    Acquired Portfolios.................         9.4%         11.0%         11.3%          11.2%         11.1%


                           DELINQUENCY EXPERIENCE (1)
                             (DOLLARS IN THOUSANDS)

                                                                   AT SEPTEMBER 30,
                                            -----------------------------------------------------------------
                                             1993          1994          1995           1996          1997
                                             ----          ----          ----           ----          ----
Total Number of Serviced Assets
    Oakwood Originated..................      28,938        39,273        51,566         67,120        89,411
    Acquired Portfolios.................       1,591         5,773         4,872          4,177         3,602
Number of Delinquent Assets(2)..........
    Oakwood Originated:.................
     30-59 Days.........................         244           350           601            835         1,171
     60-89 Days.........................          51            97           185            308           476
     90 Days or More....................         150           198           267            492           716
    Total Number of Assets Delinquent            445           645         1,053          1,635         2,363
    Acquired Portfolios.................
     30-59 Days.........................          37           127            63             66            90
     60-89 Days.........................          26            49            17             23            23
     90 Days or More....................          16            98            76             62            75
    Total Number of Assets Delinquent             79           274           156            151           188
Total Delinquencies as a Percentage of
Serviced Assets(3)......................
    Oakwood Originated..................         1.5%          1.6%          2.0%           2.4%          2.6%
    Acquired Portfolios.................         5.0%          4.7%          3.2%           3.6%          5.2%

----------------------------------------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

                        LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)



                                                                   AT SEPTEMBER 30,
                                           ------------------------------------------------------------------
                                             1993          1994          1995           1996          1997
                                             ----          ----          ----           ----          ----
Total Number of Serviced  Assets(1)....      30,529        45,046        56,438         71,297        93,013
Average Number of Serviced Assets
   During Period.......................      25,990        37,788        50,742         63,868        82,155
Number of Serviced Assets Repossessed..
                                                902         1,241         1,718          2,746         3,885
Serviced Assets Repossessed as a
   Percentage of Total Serviced
   Assets(2)...........................        2.95%         2.75%         3.04%          3.85%         4.18%
Serviced Assets Repossessed as a
   Percentage of Average Number of
   Serviced Assets.....................        3.47%         3.28%         3.39%          4.30%         4.73%
Average Outstanding Principal Balance
   of Assets(3)........................
    Oakwood Originated..................   $531,199      $701,875      $976,905     $1,409,467    $2,065,033
    Acquired Portfolios.................    $15,249       $30,432       $30,235        $27,351       $22,943
Net Losses from Asset Liquidation(4):
    Total Dollars(3)...................
       Oakwood Originated...............     $3,328        $4,630        $7,303        $14,248       $26,872
       Acquired Portfolios..............         $0          $203          $473           $592          $528
    As a Percentage of Average
      Outstanding Principal Balance of
      Assets(3)(5)
       Oakwood Originated...............       0.63%         0.66%         0.75%          1.01%         1.30%
       Acquired Portfolios..............       0.00%         0.67%         1.56%          2.16%         2.30%

------------------
(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood and serviced by Oakwood and others.
(4) Net losses represent all losses incurred on Oakwood - serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the loss reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest included in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.


         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

         Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)



                                              AGGREGATE SCHEDULED       PERCENTAGE OF
                                NUMBER OF          PRINCIPAL              ASSET POOL
GEOGRAPHIC LOCATION              ASSETS             BALANCE                 BY SPB
-------------------              ------       -------------------           ------

Alabama....................         513       $   17,792,762                 7.76%
Alaska.....................           1              162,140                 0.07
Arizona....................         278           13,323,206                 5.81
Arkansas...................         275            9,145,975                 3.99
California.................         124            7,263,704                 3.17
Colorado...................          75            3,604,147                 1.57
Delaware...................           1               29,082                 0.01
Florida....................         277           11,026,649                 4.81
Georgia....................         460           17,891,041                 7.80
Idaho......................          15            1,143,593                 0.50
Illinois...................          10              358,350                 0.16
Indiana....................           9              380,775                 0.17
Iowa.......................           1               69,862                 0.03
Kansas.....................           3              146,880                 0.06
Kentucky...................          72            1,933,043                 0.84
Louisiana..................         212            7,664,109                 3.34
Maryland...................           9              521,818                 0.23
Michigan...................           2               90,695                 0.04
Minnesota..................           1               33,648                 0.01
Mississippi................         203            7,006,755                 3.05
Missouri...................         107            3,648,406                 1.59
Montana....................          14              722,021                 0.31
Nevada.....................          29            1,058,502                 0.46
New Jersey.................           2               91,119                 0.04
New Mexico.................         101            4,171,816                 1.82
New York...................           4              165,280                 0.07
North Carolina.............         494           19,809,940                 8.64
Ohio.......................          18              513,313                 0.22
Oklahoma...................          57            1,866,002                 0.81
Oregon.....................          83            6,024,222                 2.63
Pennsylvania...............           2               84,877                 0.04
Rhode Island...............           1               51,877                 0.02
South Carolina.............         815           33,133,898                14.44
Tennessee..................         210            7,563,109                 3.30
Texas......................       1,104           42,520,831                18.54
Utah.......................          15              903,782                 0.39
Virginia...................          15              535,927                 0.23
Washington.................          60            3,709,976                 1.62
West Virginia..............          10              300,593                 0.13
Wisconsin..................          17              557,441                 0.24
Wyoming....................          48            2,370,883                 1.03
                                 ------        -------------               ------
Total......................       5,747         $229,392,046               100.00%
                                 ======         ============               ======

(1) Based on the mailing address of the Obligor on the related Asset as of the Cut-off Date.

                        YEAR OF ORIGINATION OF ASSETS (1)


                                                                        PERCENTAGE OF
                                NUMBER OF    AGGREGATE SCHEDULED         ASSET POOL
YEAR OF ORIGINATION              ASSETS        PRINCIPAL BALANCE            BY SPB
-------------------              ------        -----------------            ------

    1996.....................        13     $       661,263                  0.29%
    1997.....................     5,734         228,730,783                 99.71
                                  -----       -------------               -------

         Total...............     5,747        $229,392,046                100.00%
                                  =====        ============                ======

----------
(1) The weighted average seasoning of the Assets was approximately 3 months as of the Cut-off Date.


                    DISTRIBUTION OF ORIGINAL ASSET AMOUNTS(1)



                                                                          PERCENTAGE OF
ORIGINAL ASSET                    NUMBER OF    AGGREGATE SCHEDULED         ASSET POOL
AMOUNT                             ASSETS        PRINCIPAL BALANCE            BY SPB
------                             ------        -----------------            ------
$   4,999 or less..............         2       $       8,362                  0.00%
$   5,000 - $    9,999.........        77             611,310                  0.27
$  10,000 - $  14,999..........       166           2,084,440                  0.91
$  15,000 - $  19,999..........       268           4,708,431                  2.05
$  20,000 - $  24,999..........       481          10,868,454                  4.74
$  25,000 - $  29,999..........       822          22,595,357                  9.85
$  30,000 - $  34,999..........       886          28,638,378                 12.48
$  35,000 - $  39,999..........       632          23,491,467                 10.24
$  40,000 - $  44,999..........       520          22,046,368                  9.61
$  45,000 - $  49,999..........       508          24,078,744                 10.50
$  50,000 - $  54,999..........       403          21,094,658                  9.20
$  55,000 - $  59,999..........       314          17,910,471                  7.81
$  60,000 - $  64,999..........       199          12,362,685                  5.39
$  65,000 - $  69,999..........       130           8,770,137                  3.82
$  70,000 - $  74,999..........        86           6,188,026                  2.70
$  75,000 - $  79,999..........        54           4,165,445                  1.82
$  80,000 - $  84,999..........        48           3,947,171                  1.72
$  85,000 - $  89,999..........        38           3,303,508                  1.44
$  90,000 - $  94,999..........        33           3,034,030                   1.32
$  95,000 - $  99,999..........        13           1,257,544                  0.55
$100,000 or more...............        67           8,227,061                  3.59
                                    -----       -------------               -------

     Total.....................     5,747     $   229,392,046                100.00%
                                    =====     ===============               =======


(1) The highest original Asset amount was $220,078, which represents approximately 0.10% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $40,066 as of the Cut-off Date.



                                 ASSET RATES (1)

                                                                          PERCENTAGE OF
                                 NUMBER OF     AGGREGATE SCHEDULED          ASSET POOL
 ASSET RATE                        ASSETS        PRINCIPAL BALANCE            BY SPB
 ----------                        ------        -----------------            ------

 6.000%  - 6.999%...........           6        $      370,560                 0.16%
 7.000%  - 7.999%...........          68             3,685,709                 1.61
 8.000%  -   8.999%.........         554            31,567,681                13.76
 9.000%  -   9.999%.........       1,039            50,839,542                22.16
 10.000% - 10.999%..........       1,663            69,292,880                30.21
 11.000% - 11.999%..........       1,691            56,736,787                24.73
 12.000% - 12.999%..........         658            15,583,098                 6.79
 13.000% - 13.999%..........          68             1,315,789                 0.57
                                 -------       ---------------             --------

      Total.................       5,747          $229,392,046               100.00%
                                   =====          ============               ======

----------
(1) The weighted average Asset Rate was approximately 10.25% as of the Cut-off Date. This table reflects the Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Step-up Rate Loans.


                   REMAINING TERMS TO MATURITY (IN MONTHS) (1)



                                                                          PERCENTAGE OF
 REMAINING TERM                  NUMBER OF     AGGREGATE SCHEDULED          ASSET POOL
 TO MATURITY                       ASSETS        PRINCIPAL BALANCE            BY SPB
 -----------                       ------        -----------------            ------
   1 -   60 months..........          54        $      472,409                 0.21%
  61 -   96 months..........         135             2,007,178                 0.87
  97 - 120 months...........         187             3,714,389                 1.62
 121 - 156 months...........          95             2,231,879                 0.97
 157 - 180 months...........         558            15,108,043                 6.59
 181 - 216 months...........          15               459,664                 0.20
 217 - 240 months...........       1,594            51,440,209                22.42
 241 - 300 months...........       1,439            63,029,088                27.48
 301 - 360 months...........       1,670            90,929,186                39.64
                                   -----        --------------              -------

   Total....................       5,747          $229,392,046               100.00%
                                   =====          ============               ======

----------
(1) The weighted average remaining term to maturity of the Assets was approximately 292 months as of the Cut-off Date.


                   ORIGINAL TERMS TO MATURITY (IN MONTHS) (1)



                                                                          PERCENTAGE OF
 ORIGINAL TERM                   NUMBER OF     AGGREGATE SCHEDULED          ASSET POOL
 TO MATURITY                       ASSETS        PRINCIPAL BALANCE            BY SPB
 -----------                       ------        -----------------            ------
   1 -   60 months..........          54        $      472,409                 0.21%
  61 -   96 months..........         135             2,007,178                 0.87
  97 - 120 months...........         187             3,714,389                 1.62
 121 - 156 months...........          95             2,231,879                 0.97
 157 - 180 months...........         558            15,108,043                 6.59
 181 - 216 months...........          15               459,664                 0.20
 217 - 240 months...........       1,594            51,440,209                22.42
 241 - 300 months...........       1,439            63,029,088                27.48
 301 - 360 months...........       1,670            90,929,186                39.64
                                   -----        --------------              -------

   Total....................       5,747          $229,392,046               100.00%
                                   =====          ============               ======

----------
(1) The weighted average original term to maturity of the Assets was approximately 295 months as of the Cut-off Date.

                DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS(1)



                                                                        PERCENTAGE OF
                                   NUMBER OF    AGGREGATE SCHEDULED       ASSET POOL
LOAN-TO VALUE RATIO(2)               ASSETS      PRINCIPAL BALANCE          BY SPB
----------------------               ------      -----------------          ------
50%  or  less................           36        $     770,707                0.34%
51% - 55%....................           27            1,070,075                0.47
56% - 60%....................           30            1,000,927                0.44
61% - 65%....................           59            2,190,384                0.95
66% - 70%....................           76            2,615,767                1.14
71% - 75%....................          155            6,109,866                2.66
76% - 80%....................          422           15,924,955                6.94
81% - 85%....................          833           32,866,440               14.33
86% - 90%....................        2,699          106,848,251               46.58
91% - 95%....................        1,342           56,131,993               24.47
96% - 100%...................           68            3,862,679                1.68
                                   -------        -------------              ------

     Total...................        5,747         $229,392,046              100.00%
                                     =====         ============              ======

----------
(1) The weighted average original Loan-to-Value Ratio of the Assets was approximately 87.84% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS







 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
    Class               Original    Coupon   Avg.    CBE     1st    Last  Mod.
    Name & Type             Par       %      Life   Yield    Pay    Pay   Dur.
 -----------------------------------------------------------------------------
 TO CALL:
    A1  SENIOR        51,500,000    6.1500   1.10   6.011   2/98   4/00  1.02
    A2  SENIOR        39,300,000    6.0500   3.10   6.058   4/00   2/02  2.74
    A3  SENIOR        27,150,000    6.1500   5.10   6.199   2/02   7/04  4.24
    A4  SENIOR        11,600,000    6.3750   7.10   6.421   7/04  11/05  5.53
    A5  SENIOR        27,500,000    6.5250  10.00   6.581  11/05   9/10  7.09
    A6  SENIOR        24,169,000    6.8000  14.86   6.880   9/10   7/13  9.05
    M   AA MEZZ       18,352,000    6.7500   9.94   6.830   8/02   7/13  6.78
    B1  BBB SUB       20,645,000    7.1500   9.84   7.229   8/02   7/13  6.61
    B2  BB SUB         9,176,046    8.4250  10.18   8.530   8/02   7/13  6.30
 -------------------------------
 TO MATURITY:
    A6  SENIOR        24,169,000    6.8000  16.83   6.879   9/10  11/20  9.62
    M   AA MEZZ       18,352,000    6.7500  10.39   6.830   8/02  12/17  6.92
    B1  BBB SUB       20,645,000    7.1500   9.99   7.230   8/02   4/16  6.65
    B2  BB SUB         9,176,046    8.4250  12.82   8.531   8/02   5/23  6.80
 ----------------------------------------------------------------------------

 (1) Data assumes a prepayment speed of 180% MHP.

 (2) Coupon and price are assumed for compuational material.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Deutsche Financial Capital, Oakwood Acceptance Corporation and Deutsche Financial Services with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                              /1

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS




 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 A1 SENIOR
 Price: 99-31+      Coupon: 6.1500                 Original Par:    51,500,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.18      6.09      6.04      6.01      5.99      5.90
 Average Life:          5.92      1.71      1.27      1.10      1.01      0.72
 Duration:              4.61      1.55      1.17      1.02      0.94      0.68
 First Prin Pay:        2/98      2/98      2/98      2/98      2/98      2/98
 Last Prin Pay:         9/08      7/01      8/00      4/00      2/00      7/99
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-30+      Coupon: 6.0500                 Original Par:    39,300,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.11      6.08      6.07      6.06      6.05      6.02
 Average Life:         13.07      4.90      3.60      3.10      2.84      2.01
 Duration:              8.76      4.10      3.13      2.74      2.53      1.84
 First Prin Pay:        9/08      7/01      8/00      4/00      2/00      7/99
 Last Prin Pay:         5/13      6/04     10/02      2/02     10/01      9/00
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-28+      Coupon: 6.1500                 Original Par:    27,150,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.22      6.21      6.20      6.20      6.20      6.18
 Average Life:         17.16      8.04      5.97      5.10      4.53      3.10
 Duration:             10.29      6.14      4.84      4.24      3.83      2.73
 First Prin Pay:        5/13      6/04     10/02      2/02     10/01      9/00
 Last Prin Pay:         1/17      2/08      7/05      7/04      9/03      9/01
 -----------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Deutsche Financial Capital, Oakwood Acceptance Corporation and Deutsche Financial Services with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                              /2

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS



 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-31       Coupon: 6.3750                 Original Par:    11,600,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.44      6.43      6.43      6.42      6.42      6.40
 Average Life:         19.72     10.98      8.26      7.10      6.28      3.86
 Duration:             10.90      7.66      6.23      5.53      5.02      3.32
 First Prin Pay:        1/17      2/08      7/05      7/04      9/03      9/01
 Last Prin Pay:         9/18      1/10      3/07     11/05      1/05      3/02
 -----------------------------------------------------------------------------


 A5 SENIOR
 Price: 99-31+      Coupon: 6.5250                 Original Par:    27,500,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.59      6.59      6.58      6.58      6.58      6.56
 Average Life:         22.63     14.64     11.50     10.00      8.99      5.26
 Duration:             11.47      9.12      7.81      7.09      6.56      4.30
 First Prin Pay:        9/18      1/10      3/07     11/05      1/05      3/02
 Last Prin Pay:         6/22     10/15      5/12      9/10      8/09      2/05
 -----------------------------------------------------------------------------


 A6 SENIOR
 Price: 99-28+      Coupon: 6.8000                 Original Par:    24,169,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.88      6.88      6.88      6.88      6.88      6.87
 Average Life:         25.72     19.76     16.62     14.86     13.73      9.36
 Duration:             11.77     10.53      9.64      9.05      8.63      6.68
 First Prin Pay:        6/22     10/15      5/12      9/10      8/09      2/05
 Last Prin Pay:         3/24      5/18      4/15      7/13      6/12      6/08
 ---------------------------
 TO MATURITY:
 Price: 99-29
 Bond Yield:            6.88      6.88      6.88      6.88      6.88      6.87
 Average Life:         26.78     21.52     18.56     16.83     15.64     10.65
 Duration:             11.94     10.91     10.14      9.62      9.23      7.22
 First Prin Pay:        6/22     10/15      5/12      9/10      8/09      2/05
 Last Prin Pay:         4/27      6/24      3/22     11/20     11/19      1/15
 -----------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Deutsche Financial Capital, Oakwood Acceptance Corporation and Deutsche Financial Services with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                                              /3

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 M AA MEZZ
 Price: 99-27       Coupon: 6.7500                 Original Par:    18,352,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.84      6.83      6.83      6.83      6.83      6.83
 Average Life:         21.77     13.97     11.18      9.94      9.47      7.72
 Duration:             10.97      8.50      7.35      6.78      6.58      5.74
 First Prin Pay:       12/13     12/04      3/03      8/02      8/02      8/02
 Last Prin Pay:         3/24      5/18      4/15      7/13      6/12      6/08
 ---------------------------
 TO MATURITY:
 Price: 99-27
 Bond Yield:            6.84      6.83      6.83      6.83      6.83      6.83
 Average Life:         22.03     14.38     11.61     10.39      9.95      8.36
 Duration:             11.01      8.59      7.46      6.92      6.74      6.02
 First Prin Pay:       12/13     12/04      3/03      8/02      8/02      8/02
 Last Prin Pay:         7/26      4/22      9/19     12/17      2/17      5/13
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-29       Coupon: 7.1500                 Original Par:    20,645,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.24      7.24      7.23      7.23      7.23      7.22
 Average Life:         21.69     13.86     11.07      9.84      9.38      7.71
 Duration:             10.59      8.26      7.15      6.61      6.42      5.64
 First Prin Pay:       12/13     12/04      3/03      8/02      8/02      8/02
 Last Prin Pay:         3/24      5/18      4/15      7/13      6/12      6/08
 ---------------------------
 TO MATURITY:
 Price: 99-29
 Bond Yield:            7.24      7.24      7.23      7.23      7.23      7.23
 Average Life:         21.78     14.01     11.20      9.99      9.56      8.05
 Duration:             10.60      8.29      7.18      6.65      6.48      5.79
 First Prin Pay:       12/13     12/04      3/03      8/02      8/02      8/02
 Last Prin Pay:        11/25     12/20     10/17      4/16      6/15     11/11
 -----------------------------------------------------------------------------


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Deutsche Financial Capital, Oakwood Acceptance Corporation and Deutsche Financial Services with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




                                                                              /4

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999              91          71          61          55          51          31
 January 15, 2000              85          42          21           9           1           0
 January 15, 2001              78          13           0           0           0           0
 January 15, 2002              71           0           0           0           0           0
 January 15, 2003              63           0           0           0           0           0
 January 15, 2004              53           0           0           0           0           0
 January 15, 2005              43           0           0           0           0           0
 January 15, 2006              31           0           0           0           0           0
 January 15, 2007              20           0           0           0           0           0
 January 15, 2008               8           0           0           0           0           0
 January 15, 2009               0           0           0           0           0           0
 January 15, 2010               0           0           0           0           0           0
 January 15, 2011               0           0           0           0           0           0
 January 15, 2012               0           0           0           0           0           0
 January 15, 2013               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2014               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2015               0           0           0           0           0           0
 January 15, 2016               0           0           0           0           0           0
 January 15, 2017               0           0           0           0           0           0
 January 15, 2018               0           0           0           0           0           0
 January 15, 2019               0           0           0           0           0           0
 January 15, 2020               0           0           0           0           0           0
 January 15, 2021               0           0           0           0           0           0
 January 15, 2022               0           0           0           0           0           0
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:           5.9         1.7         1.3         1.1         1.0         0.7
-----------------------------------------------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Deutsche Financial Capital, Oakwood Acceptance Corporation and Deutsche Financial Services with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                              /5

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100          50
 January 15, 2001             100         100          77          54          40           0
 January 15, 2002             100          80          31           3           0           0
 January 15, 2003             100          46           0           0           0           0
 January 15, 2004             100          13           0           0           0           0
 January 15, 2005             100           0           0           0           0           0
 January 15, 2006             100           0           0           0           0           0
 January 15, 2007             100           0           0           0           0           0
 January 15, 2008             100           0           0           0           0           0
 January 15, 2009              94           0           0           0           0           0
 January 15, 2010              74           0           0           0           0           0
 January 15, 2011              53           0           0           0           0           0
 January 15, 2012              29           0           0           0           0           0
 January 15, 2013               7           0           0           0           0           0
 January 15, 2014               0           0           0           0           0           0
 January 15, 2015               0           0           0           0           0           0
 January 15, 2016               0           0           0           0           0           0
 January 15, 2017               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2018               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2019               0           0           0           0           0           0
 January 15, 2020               0           0           0           0           0           0
 January 15, 2021               0           0           0           0           0           0
 January 15, 2022               0           0           0           0           0           0
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:          13.1         4.9         3.6         3.1         2.8         2.0
-----------------------------------------------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Deutsche Financial Capital, Oakwood Acceptance Corporation and Deutsche Financial Services with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                                              /6

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100          59
 January 15, 2002             100         100         100         100          80           0
 January 15, 2003             100         100          84          51          24           0
 January 15, 2004             100         100          47          14           0           0
 January 15, 2005             100          77          15           0           0           0
 January 15, 2006             100          49           0           0           0           0
 January 15, 2007             100          24           0           0           0           0
 January 15, 2008             100           0           0           0           0           0
 January 15, 2009             100           0           0           0           0           0
 January 15, 2010             100           0           0           0           0           0
 January 15, 2011             100           0           0           0           0           0
 January 15, 2012             100           0           0           0           0           0
 January 15, 2013             100           0           0           0           0           0
 January 15, 2014              79           0           0           0           0           0
 January 15, 2015              55           0           0           0           0           0
 January 15, 2016              29           0           0           0           0           0
 January 15, 2017               0           0           0           0           0           0
 January 15, 2018               0           0           0           0           0           0
 January 15, 2019               0           0           0           0           0           0
 January 15, 2020               0           0           0           0           0           0
 January 15, 2021               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2022               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:          17.2         8.0         6.0         5.1         4.5         3.1
-----------------------------------------------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Deutsche Financial Capital, Oakwood Acceptance Corporation and Deutsche Financial Services with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                             /7

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100          21
 January 15, 2003             100         100         100         100         100           0
 January 15, 2004             100         100         100         100          71           0
 January 15, 2005             100         100         100          56           0           0
 January 15, 2006             100         100          66           0           0           0
 January 15, 2007             100         100           5           0           0           0
 January 15, 2008             100         100           0           0           0           0
 January 15, 2009             100          48           0           0           0           0
 January 15, 2010             100           0           0           0           0           0
 January 15, 2011             100           0           0           0           0           0
 January 15, 2012             100           0           0           0           0           0
 January 15, 2013             100           0           0           0           0           0
 January 15, 2014             100           0           0           0           0           0
 January 15, 2015             100           0           0           0           0           0
 January 15, 2016             100           0           0           0           0           0
 January 15, 2017              99           0           0           0           0           0
 January 15, 2018              31           0           0           0           0           0
 January 15, 2019               0           0           0           0           0           0
 January 15, 2020               0           0           0           0           0           0
 January 15, 2021               0           0           0           0           0           0
 January 15, 2022               0           0           0           0           0           0
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2026               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:          19.7        11.0         8.3         7.1         6.3         3.9
-----------------------------------------------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Deutsche Financial Capital, Oakwood Acceptance Corporation and Deutsche Financial Services with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                             /8

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100         100         100          53
 January 15, 2004             100         100         100         100         100          25
 January 15, 2005             100         100         100         100          98           1
 January 15, 2006             100         100         100          95          71           0
 January 15, 2007             100         100         100          70          47           0
 January 15, 2008             100         100          79          48          26           0
 January 15, 2009             100         100          58          28           8           0
 January 15, 2010             100          99          39          10           0           0
 January 15, 2011             100          79          21           0           0           0
 January 15, 2012             100          59           5           0           0           0
 January 15, 2013             100          42           0           0           0           0
 January 15, 2014             100          26           0           0           0           0
 January 15, 2015             100          11           0           0           0           0
 January 15, 2016             100           0           0           0           0           0
 January 15, 2017             100           0           0           0           0           0
 January 15, 2018             100           0           0           0           0           0
 January 15, 2019              92           0           0           0           0           0
 January 15, 2020              68           0           0           0           0           0
 January 15, 2021              41           0           0           0           0           0
 January 15, 2022              12           0           0           0           0           0
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

-----------------------------------------------------------------------------------------------------------------------
 Avg Life In Years:          22.6        14.6        11.5        10.0         9.0         5.3
-----------------------------------------------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Deutsche Financial Capital, Oakwood Acceptance Corporation and Deutsche Financial Services with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                                             /9

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS




 Percent of Principal Outstanding of Class A-6
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100         100         100         100
 January 15, 2004             100         100         100         100         100         100
 January 15, 2005             100         100         100         100         100         100
 January 15, 2006             100         100         100         100         100          80
 January 15, 2007             100         100         100         100         100          63
 January 15, 2008             100         100         100         100         100          49
 January 15, 2009             100         100         100         100         100          38
 January 15, 2010             100         100         100         100          92          29
 January 15, 2011             100         100         100          94          76          22
 January 15, 2012             100         100         100          78          62          16
 January 15, 2013             100         100          90          65          51          12
 January 15, 2014             100         100          76          54          41           6
 January 15, 2015             100         100          63          44          33           0
 January 15, 2016             100          95          52          35          25           0
 January 15, 2017             100          79          41          26          19           0
 January 15, 2018             100          64          32          19          10           0
 January 15, 2019             100          53          25          12           4           0
 January 15, 2020             100          43          18           5           0           0
 January 15, 2021             100          33           9           0           0           0
 January 15, 2022             100          23           1           0           0           0
 January 15, 2023              81          10           0           0           0           0
 January 15, 2024              63           2           0           0           0           0
 January 15, 2025              47           0           0           0           0           0
 January 15, 2026              30           0           0           0           0           0
 January 15, 2027               5           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:          26.8        21.5        18.6        16.8        15.6        10.7
-----------------------------------------------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Deutsche Financial Capital, Oakwood Acceptance Corporation and Deutsche Financial Services with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                                             /10

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class M
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100          93          93          89
 January 15, 2004             100         100          90          81          80          71
 January 15, 2005             100          99          79          70          68          57
 January 15, 2006             100          90          70          61          58          45
 January 15, 2007             100          82          62          52          49          35
 January 15, 2008             100          74          54          45          42          28
 January 15, 2009             100          67          47          39          35          21
 January 15, 2010             100          60          41          33          29          16
 January 15, 2011             100          54          35          28          24          12
 January 15, 2012             100          47          30          23          20           8
 January 15, 2013             100          42          26          19          16           2
 January 15, 2014              99          37          22          16          13           0
 January 15, 2015              91          32          18          13          10           0
 January 15, 2016              83          27          15          10           6           0
 January 15, 2017              74          22          12           5           0           0
 January 15, 2018              65          18           8           0           0           0
 January 15, 2019              58          15           3           0           0           0
 January 15, 2020              50          12           0           0           0           0
 January 15, 2021              42           9           0           0           0           0
 January 15, 2022              32           1           0           0           0           0
 January 15, 2023              23           0           0           0           0           0
 January 15, 2024              18           0           0           0           0           0
 January 15, 2025              13           0           0           0           0           0
 January 15, 2026               7           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:          22.0        14.4        11.6        10.4        10.0         8.4
-----------------------------------------------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Deutsche Financial Capital, Oakwood Acceptance Corporation and Deutsche Financial Services with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                             /11

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100          93          93          89
 January 15, 2004             100         100          90          81          80          71
 January 15, 2005             100          99          79          70          68          57
 January 15, 2006             100          90          70          61          58          45
 January 15, 2007             100          82          62          52          49          35
 January 15, 2008             100          74          54          45          42          26
 January 15, 2009             100          67          47          39          35          17
 January 15, 2010             100          60          41          33          29          10
 January 15, 2011             100          54          35          26          21           4
 January 15, 2012             100          47          30          19          15           0
 January 15, 2013             100          42          23          14          10           0
 January 15, 2014              99          37          17           9           5           0
 January 15, 2015              91          32          12           5           1           0
 January 15, 2016              83          25           7           1           0           0
 January 15, 2017              74          18           3           0           0           0
 January 15, 2018              65          12           0           0           0           0
 January 15, 2019              58           8           0           0           0           0
 January 15, 2020              50           4           0           0           0           0
 January 15, 2021              42           0           0           0           0           0
 January 15, 2022              32           0           0           0           0           0
 January 15, 2023              19           0           0           0           0           0
 January 15, 2024              12           0           0           0           0           0
 January 15, 2025               5           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:          21.8        14.0        11.2        10.0         9.6         8.0
-----------------------------------------------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Deutsche Financial Capital, Oakwood Acceptance Corporation and Deutsche Financial Services with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                             /12

SUBJECT TO REVISION
SERIES TERM SHEET DATED JANUARY 20, 1998

                                          $220,216,000
(Deutsche Financial      Deutsche Financial Capital Securitization LLC,
  Capital logo)                            Depositor
                                Oakwood Acceptance Corporation,
                                            Servicer
                   SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1998-I

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Deutsche Financial Capital Securitization LLC Senior/Subordinated Pass-Through Certificates, Series 1998-I. The Series Term Sheet has been prepared by Deutsche Financial Capital Securitization LLC for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, Deutsche Morgan Grenfell nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES, INCLUDING THE DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1998-I, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.

Credit Suisse First Boston                              Deutsche Morgan Grenfell

         THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE SERIES 1998-I POOLING AND SERVICING AGREEMENT TO BE DATED AS OF JANUARY 1, 1998 (INCLUDING THE JUNE 1997 EDITION OF THE STANDARD TERMS), AMONG DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC, AS DEPOSITOR, OAKWOOD ACCEPTANCE CORPORATION, AS SERVICER, AND PNC BANK, NATIONAL ASSOCIATION, AS TRUSTEE.


Class Designations

   CLASS A CERTIFICATES.........................Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and
                                                Class A-6 Certificates.
   CLASS M CERTIFICATES.........................The Class M Certificates.
   CLASS B CERTIFICATES.........................Class B-1 and Class B-2 Certificates.
   SUBORDINATED CERTIFICATES....................Class M, Class B, Class X and Class R Certificates.
   OFFERED CERTIFICATES.........................Class A, Class M and Class B-1 Certificates.
   OFFERED SUBORDINATED CERTIFICATES............Class M and Class B-1 Certificates.
The Offered Certificates........................                                    Initial          Pass-Through
                                                         Title of Class         Principal Amount(1)       Rate

                                                 Class A-1 Certificates.........     $51,500,000             .  %(2)
                                                 Class A-2 Certificates.........     $39,300,000             .  %(2)
                                                 Class A-3 Certificates.........     $27,150,000             .  %(2)
                                                 Class A-4 Certificates.........     $11,600,000             .  %(2)
                                                 Class A-5 Certificates.........     $27,500,000             .  %(2)
                                                 Class A-6 Certificates.........     $24,169,000             .  %(3)
                                                 Class M Certificates...........     $18,352,000             .  %(3)
                                                 Class B-1 Certificates.........     $20,645,000             .  %(3)

                                                 (1) The aggregate initial
                                                     principal balance of the
                                                     Certificates may be
                                                     increased or decreased by
                                                     up to 5%. Any such increase
                                                     or decrease may be
                                                     allocated
                                                     disproportionately among
                                                     the Classes of
                                                     Certificates. Accordingly,
                                                     any investor's commitments
                                                     with respect to the
                                                     Certificates may be
                                                     increased or decreased
                                                     correspondingly.
                                                 (2) Computed on the basis of a
                                                     360-day year of twelve
                                                     30-day months.
                                                 (3) The lesser of (i) the
                                                     specified rate per annum,
                                                     computed on the basis of a
                                                     360-day year of twelve
                                                     30-day months, and (ii) the
                                                     Weighted Average Net Asset
                                                     Rate for the related
                                                     Distribution Date.
Denominations...................................  The Offered Certificates will be Book-Entry  Certificates only, in minimum  denominations  of $1,000 and integral  multiples of $1 in excess thereof.
Cut-off Date....................................  January 1, 1998.
Distribution Dates..............................  The fifteenth  day of each month (or if such  fifteenth day is not a business day, the next succeeding  business day),  commencing in
                                                  February 1998 (each, a "Distribution Date").
Interest Accrual Period.........................  With  respect  to  each   Distribution  Date  the  calendar  month
                                                  preceding the month in which the  Distribution  Date occurs (each, an "Interest Accrual Period").



                                       1





Distributions.....................................  The  "Available  Distribution  Amount" for a  Distribution  Date
                                                    generally will include (1)(a) Monthly  Payments of principal and interest  due  on  the  Assets  during  the  related  Collection
                                                    Period,  to the extent such  payments  were  actually  collected
                                                    from   the   Obligors   or   advanced   by  the   Servicer   and
                                                    (b) unscheduled  payments  received  with  respect to the Assets
                                                    during  the  related  Prepayment  Period,   including  Principal
                                                    Prepayments,  proceeds of repurchases,  Net Liquidation Proceeds and net Insurance  Proceeds,  less (2)(a) if  Oakwood is not the
                                                    Servicer,  Servicing  Fees for the  related  Collection  Period,
                                                    (b) amounts  required to reimburse  the Servicer for  previously
                                                    unreimbursed   Advances  in  accordance   with  the   Agreement,
                                                    (c) amounts  required to  reimburse  the Company or the Servicer
                                                    for  certain  reimbursable   expenses  in  accordance  with  the
                                                    Agreement  and  (d) amounts  required to reimburse any party for an overpayment of a Repurchase  Price for an Asset in accordance with the Agreement.

                                                    Distributions  will be made on each  Distribution Date to holders of record on the preceding Record Date.  Distributions on a Class of Certificates  will be allocated among the Certificates of such
                                                    Class in proportion to their respective percentage interests.

Certificate Structure Considerations..............  The primary credit  support for the Class A Certificates  is the subordination of the Subordinated Certificates;  for the Class M
                                                    Certificates  is the  subordination  of the Class B, Class X and
                                                    Class R  Certificates;  for the  Class B-1  Certificates  is the
                                                    subordination   of  the  Class   B-2,   Class  X,  and  Class  R
                                                    Certificates.


Subordination of the Offered Subordinated
  Certificates....................................  The  rights  of  the  Class  M  Certificateholders   to  receive
                                                    distributions  of principal will be  subordinated to such rights of the Class A  Certificateholders  to receive  distributions of principal  and  interest.  Interest and interest  shortfalls  on the Class M Certificates  will not be  subordinated to principal payments on the Class A Certificates.

                                                    The rights of holders of the Class B-1  Certificates  to receive distributions  of principal  similarly will be  subordinated  to
                                                    the  rights  of  the   holders  of  the  Class  A  and  Class  M
                                                    Certificates   to  receive   distributions   of  principal   and
                                                    interest.  Interest  and  interest  shortfalls  on the Class B-1
                                                    Certificates  will not be subordinated to principal  payments on the Class A and Class M Certificates.


Target Overcollateralization Amount...............  The Target  Overcollateralization  Amount,  for any Distribution
                                                    Date,  shall equal 0.75% of the Scheduled  Principal  Balance as of the Cut-off Date.



                                        2


Realized Losses on Liquidated Loans...............  The Principal  Distribution  Amount for any Distribution Date is
                                                    intended  to include  the  Scheduled  Principal  Balance of each
                                                    Asset  that  became  a  Liquidated  Loan  during  the  preceding
                                                    calendar   month.   A  Realized  Loss  will  be  incurred  on  a
                                                    Liquidated  Loan  in the  amount,  if  any,  by  which  the  Net
                                                    Liquidation  Proceeds  from such  Liquidated  Loan are less than the Unpaid  Principal  Balance  of such  Liquidated  Loan,  plus accrued and unpaid  interest  thereon (to the extent not covered by Servicing  Advances,  if any, with respect to such Liquidated
                                                    Loan), plus amounts  reimbursable to the Servicer for previously unreimbursed  Servicing  Advances.  The  amount of the  Realized
                                                    Loss,  if  any,  in  excess  of the  sum of (1)  the  amount  of interest  collected  on the  nondefaulted  Assets  in  excess of certain  Interest  Distribution  Amounts and Carryover  Interest
                                                    Distribution  Amounts  required to be distributed on the Offered
                                                    Certificates  and any  portion of such  interest  required to be paid to a Servicer other than Oakwood as servicing  compensation
                                                    ("Excess  Interest")  and (2) the Current  Overcollateralization
                                                    Amount   will  be   allocated   to  the  Class  M  and  Class  B
                                                    Certificates  as  a  Writedown  Amount  in  reduction  of  their
                                                    Certificate Principal Balance as described below.
Allocation of Writedown Amounts...................  The  "Writedown  Amount" for any  Distribution  Date will be the amount,  if any, by which the  aggregate  Certificate  Principal
                                                    Balance of all Certificates,  after all distributions  have been made on the Certificates on such Distribution  Date, exceeds the
                                                    Pool  Scheduled  Principal  Balance  of the  Assets for the next
                                                    Distribution  Date.  The  Writedown  Amount  will  be  allocated among the  Classes  of Class M and Class B  Certificates  in the
                                                    following order of priority:

                                                    (1)   first,  to the Class B-2  Certificates,  to be  applied  in reduction of the Adjusted Certificate  Principal Balance of such Class until it has been reduced to zero;

                                                    (2)   second,  to the Class B-1  Certificates,  to be  applied in reduction of the Adjusted Certificate  Principal Balance of such Class until it has been reduced to zero; and

                                                    (3)   third,  to the  Class  M  Certificates,  to be  applied  in reduction of the Adjusted Certificate  Principal Balance of such Class until it has been reduced to zero.


Advances..........................................  For each  Distribution  Date,  the Servicer will be obligated to make an advance (a "P&I  Advance") in respect of any  delinquent
                                                    Monthly  Period  that  will,  in  the  Servicer's  judgment,  be recoverable  from late payments on or Liquidation  Proceeds from such  Asset.  The  Servicer  will  also  be  obligated  to  make advances ("Servicing  Advances" and, together with P&I Advances,
                                                    "Advances")  in  respect of  Liquidation  Expenses  and  certain taxes and insurance  premiums not paid by an Obligor on a timely basis, to the extent the Servicer deems such Servicing  Advances recoverable out of Liquidation  Proceeds or from  collections on the related  Asset.  P&I  Advances  and  Servicing  Advances are reimbursable to the Servicer under certain




                                        3


                                                    circumstances.
Final Scheduled Distribution Dates................  To the  extent not  previously  paid  prior to such  dates,  the
                                                    outstanding   principal   amount  of  each   Class  of   Offered
                                                    Certificates  will be  payable  on the April  2028  Distribution
                                                    Date (with  respect to each  Class of  Certificates,  the "Final
                                                    Scheduled    Distribution    Date").    The   Final    Scheduled
                                                    Distribution  Date has been determined by adding three months to the maturity date of the Asset with the latest stated maturity.
Optional Termination..............................  Either the  Servicer or the holders of a majority in interest of the Class R  Certificates  (the "Residual  Majority"),  at their respective  options  and subject to the  limitations  imposed by the  Agreement,  may  terminate  the  Trust  by  purchasing  all
                                                    Assets,  Repo  Properties  and REO  Properties  remaining in the
                                                    Trust  on  any  Distribution  Date  occurring  on or  after  the
                                                    Distribution Date on which the sum of the Certificate  Principal
                                                    Balance of the  Certificates  is less than 10% of the sum of the original Certificate Principal Balance of the Certificates.
Auction Sale......................................  If neither the Residual Majority nor the Servicer  exercises its optional  termination  right  within  90  days  after  it  first becomes  eligible to do so, the Trustee  shall  solicit bids for the  purchase  of all  Assets  then  outstanding  and all  other property in the Trust. In the event that  satisfactory  bids are
                                                    received,   the   sale   proceeds   will   be   distributed   to
                                                    Certificateholders.
The Assets........................................  The Trust will consist of  (1) manufactured  housing installment sales  contracts  (collectively,  the  "Contracts")  secured  by security  interests in  manufactured  homes,  as defined  herein
                                                    (the "Manufactured  Homes"),  and with respect to certain of the
                                                    Contracts  ("Land Secured  Contracts"),  secured by liens on the
                                                    real  estate  on  which  the  related   Manufactured  Homes  are
                                                    located,  and  (2) mortgage  loans secured by first liens on the real estate to which the related  Manufactured  Homes are deemed permanently  affixed (the  "Mortgage  Loans," and  collectively, the "Assets").  The Asset Pool consists of  approximately  5,747
                                                    Assets  having an aggregate  Scheduled  Principal  Balance as of
                                                    the    Cut-off    Date   of    approximately    $229,392,046.05.
                                                    Approximately  12.68% of the Asset Pool is  comprised  of Assets that are  Mortgage  Loans and  approximately  3.29% of the Asset
                                                    Pool is  comprised  of Assets that are Land  Secured  Contracts.
                                                    Based on the  Cut-off  Date Pool  Scheduled  Principal  Balance,
                                                    95.53% of the Assets are  secured by  Manufactured  Homes  which were new, 3.78% of the Assets are secured by Manufactured  Homes
                                                    which   were  used,   0.69%  of  the   Assets  are   secured  by
                                                    Manufactured  Homes  which were  repossessed.  As of the Cut-off
                                                    Date, the Assets were secured by Manufactured  Homes or Mortgage
                                                    Properties  (or Real  Properties,  in the  case of Land  Secured
                                                    Contracts)  located in 41 states,  and



                                        4



                                                    approximately  18.54% and 14.44% of the  Assets  were  secured by
                                                    Manufactured  Homes or Mortgaged  Properties located in Texas and
                                                    South Carolina,  respectively  (based on the mailing addresses of the  Obligors on the Assets as of the Cut-off  Date).  Each Asset
                                                    bears  interest  at an annual  percentage  rate (an  "APR") of at least 6.50% and not more than 13.75%.  The weighted  averaged APR of the Assets as of the Cut-off Date is approximately 10.25%. The
                                                    Assets had remaining  terms to maturity as of the Cut-off Date of at least 22 months  but not more  than 360  months  and  original terms to stated  maturity of at least 24 months but not more than
                                                    360  months.  As of the Cut-off  Date,  the Assets had a weighted average  original term to stated  maturity of  approximately  295 months,  and a weighted average remaining term to stated maturity of approximately 292 months.  The final scheduled payment date on the Asset with the latest  maturity  occurs in January  2028.  No
                                                    Contract has an original  loan-to-value  ratio in excess of 100%.
                                                    The Servicer  will be required to cause to be  maintained  one or more  standard  hazard  insurance  policies  with respect to each
                                                    Manufactured Home and Mortgage Property.
Certain Federal Income Tax
  Consequences....................................  For  federal  income  tax  purposes,  the Trust  Estate  will be treated as one or more real estate mortgage  investment conduits
                                                    ("REMIC").   The  Class  A,   Class  M,  Class  B  and  Class  X
                                                    Certificates  will constitute  "regular  interests" in the REMIC for federal income tax purposes.  The Class R Certificates  will be  treated  as the sole class of  "residual  interests"  in the
                                                    REMIC for federal income tax purposes.
ERISA Considerations..............................  Fiduciaries   of  employee   benefit  plans  and  certain  other
                                                    retirement   plans  and   arrangements,   including   individual
                                                    retirement  accounts and annuities,  Keogh plans, and collective investment  funds in which such plans,  accounts,  annuities  or arrangements  are  invested,  that are  subject to the  Employee
                                                    Retirement  Income  Security Act of 1974, as amended  ("ERISA"), or  corresponding  provisions of the Code (any of the foregoing, a "Plan"),  persons acting on behalf of a Plan, or persons using the assets of a Plan  ("Plan  Investors")  should  consult  with their own counsel to  determine  whether the purchase or holding of the  Offered  Certificates  could give rise to a  transaction that is prohibited either under ERISA or the Code

                                                    BECAUSE THE OFFERED  SUBORDINATED  CERTIFICATES ARE SUBORDINATED
                                                    SECURITIES,  THEY WILL NOT SATISFY THE  REQUIREMENTS  OF CERTAIN
                                                    PROHIBITED  TRANSACTION  EXEMPTIONS.  AS A RESULT,  THE PURCHASE
                                                    OR HOLDING OF ANY OF THE OFFERED SUBORDINATED  CERTIFICATES BY A
                                                    PLAN   INVESTOR   MAY   CONSTITUTE   A   NON-EXEMPT   PROHIBITED
                                                    TRANSACTION  OR RESULT  IN THE  IMPOSITION  OF  EXCISE  TAXES OR
                                                    CIVIL PENALTIES.  ACCORDINGLY,  NONE OF THE OFFERED SUBORDINATED
                                                    CERTIFICATES ARE OFFERED FOR SALE, AND ARE NOT TRANSFERABLE,  TO
                                                    PLAN  INVESTORS,  UNLESS SUCH PLAN INVESTOR  PROVIDES THE SELLER
                                                    AND  THE  TRUSTEE   WITH  A  BENEFIT   PLAN   OPINION,   OR  THE
                                                    CIRCUMSTANCES  DESCRIBED


                                        5


                                                    IN CLAUSE  (II)  BELOW ARE  SATISFIED.  UNLESS  SUCH  OPINION  IS
                                                    DELIVERED,   EACH  PERSON   ACQUIRING  AN  OFFERED   SUBORDINATED
                                                    CERTIFICATE  WILL BE  DEEMED TO  REPRESENT  TO THE  TRUSTEE,  THE
                                                    SELLER,  AND THE  SERVICER  THAT  EITHER (I) SUCH PERSON IS NOT A
                                                    PLAN  INVESTOR  SUBJECT TO ERISA OR SECTION 4975 OF THE CODE,  OR
                                                    (II) SUCH PERSON IS AN INSURANCE  COMPANY THAT IS  PURCHASING  AN
                                                    OFFERED  SUBORDINATED  CERTIFICATE  WITH FUNDS FROM ITS  "GENERAL
                                                    ACCOUNT"  AND THE  PROVISIONS  OF  PROHIBITED  TRANSACTION  CLASS
                                                    EXEMPTION  95-60  WILL  APPLY  TO  EXEMPT  THE  PURCHASE  OF SUCH
                                                    CERTIFICATE  FROM THE PROHIBITED  TRANSACTION  RULES OF ERISA AND
                                                    THE CODE.

Legal Investment Considerations...................  The Class A and Class M Certificates  will constitute  "mortgage related  securities"  for  purposes  of the  Secondary  Mortgage
                                                    Market Enhancement Act of 1984 ("SMMEA").

                                                    THE CLASS B-1 CERTIFICATES ARE NOT "MORTGAGE RELATED  SECURITIES"
                                                    FOR PURPOSES OF SMMEA BECAUSE SUCH  CERTIFICATES ARE NOT RATED IN
                                                    ONE  OF  THE  TWO  HIGHEST  RATING  CATEGORIES  BY  A  NATIONALLY
                                                    RECOGNIZED RATING AGENCY.

Ratings...........................................  It is a  condition  to the  issuance  of the  Certificates  that
                                                    (i) the  Class A  Certificates  be rated "AAA" and "Aaa" by each of Fitch IBCA,  Inc.  ("Fitch") and Moody's  Investors  Service,
                                                    Inc.,  respectively  ("Moody's"  and,  together with Fitch,  the
                                                    "Rating  Agencies"),  (ii) the Class M  Certificates be rated at
                                                    least   "AA"  and   "Aa3"  by  each  of   Fitch   and   Moody's,
                                                    respectively,  and (iii) the Class B-1  Certificates be rated at
                                                    least   "BBB"  and   "Baa2"  by  each  of  Fitch  and   Moody's,
                                                    respectively.  A  security  rating  is not a  recommendation  to buy, sell or hold  securities  and may be subject to revision or withdrawal at any time by the assigning rating organization.

DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.

                            ASSET SERVICING PORTFOLIO
                             (DOLLARS IN THOUSANDS)



                                                                   AT SEPTEMBER 30,
                                             ---------------------------------------------------------------
                                             1993          1994          1995           1996          1997
                                             ----          ----          ----           ----          ----

Total Number of Serviced Assets
    Oakwood Originated..................      28,938        39,273        51,566         67,120        89,411
    Acquired Portfolios.................       1,591         5,773         4,872          4,177         3,602
Aggregate Outstanding Principal
Balance of Serviced Assets
    Oakwood Originated..................    $507,394      $757,640    $1,130,378     $1,687,406    $2,499,794
    Acquired Portfolios.................     $30,498       $85,227       $70,853        $57,837        47,027
Average Outstanding Principal Balance
per Serviced Asset
    Oakwood Originated..................       $17.5         $19.3         $21.9          $25.1         $28.0
    Acquired Portfolios.................       $19.2         $14.8         $14.5          $13.8         $13.1
Weighted Average Interest Rate
of Serviced Assets
    Oakwood Originated..................        12.8%         12.2%         12.0%          11.5%         11.0%
    Acquired Portfolios.................         9.4%         11.0%         11.3%          11.2%         11.1%


                           DELINQUENCY EXPERIENCE (1)
                             (DOLLARS IN THOUSANDS)

                                                                   AT SEPTEMBER 30,
                                            -----------------------------------------------------------------
                                             1993          1994          1995           1996          1997
                                             ----          ----          ----           ----          ----
Total Number of Serviced Assets
    Oakwood Originated..................      28,938        39,273        51,566         67,120        89,411
    Acquired Portfolios.................       1,591         5,773         4,872          4,177         3,602
Number of Delinquent Assets(2)..........
    Oakwood Originated:.................
     30-59 Days.........................         244           350           601            835         1,171
     60-89 Days.........................          51            97           185            308           476
     90 Days or More....................         150           198           267            492           716
    Total Number of Assets Delinquent            445           645         1,053          1,635         2,363
    Acquired Portfolios.................
     30-59 Days.........................          37           127            63             66            90
     60-89 Days.........................          26            49            17             23            23
     90 Days or More....................          16            98            76             62            75
    Total Number of Assets Delinquent             79           274           156            151           188
Total Delinquencies as a Percentage of
Serviced Assets(3)......................
    Oakwood Originated..................         1.5%          1.6%          2.0%           2.4%          2.6%
    Acquired Portfolios.................         5.0%          4.7%          3.2%           3.6%          5.2%

----------------------------------------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

                        LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)



                                                                   AT SEPTEMBER 30,
                                           ------------------------------------------------------------------
                                             1993          1994          1995           1996          1997
                                             ----          ----          ----           ----          ----
Total Number of Serviced  Assets(1)....      30,529        45,046        56,438         71,297        93,013
Average Number of Serviced Assets
   During Period.......................      25,990        37,788        50,742         63,868        82,155
Number of Serviced Assets Repossessed..
                                                902         1,241         1,718          2,746         3,885
Serviced Assets Repossessed as a
   Percentage of Total Serviced
   Assets(2)...........................        2.95%         2.75%         3.04%          3.85%         4.18%
Serviced Assets Repossessed as a
   Percentage of Average Number of
   Serviced Assets.....................        3.47%         3.28%         3.39%          4.30%         4.73%
Average Outstanding Principal Balance
   of Assets(3)........................
    Oakwood Originated..................   $531,199      $701,875      $976,905     $1,409,467    $2,065,033
    Acquired Portfolios.................    $15,249       $30,432       $30,235        $27,351       $22,943
Net Losses from Asset Liquidation(4):
    Total Dollars(3)...................
       Oakwood Originated...............     $3,328        $4,630        $7,303        $14,248       $26,872
       Acquired Portfolios..............         $0          $203          $473           $592          $528
    As a Percentage of Average
      Outstanding Principal Balance of
      Assets(3)(5)
       Oakwood Originated...............       0.63%         0.66%         0.75%          1.01%         1.30%
       Acquired Portfolios..............       0.00%         0.67%         1.56%          2.16%         2.30%

------------------
(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood and serviced by Oakwood and others.
(4) Net losses represent all losses incurred on Oakwood - serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the loss reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest included in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.


         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

         Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)



                                              AGGREGATE SCHEDULED       PERCENTAGE OF
                                NUMBER OF          PRINCIPAL              ASSET POOL
GEOGRAPHIC LOCATION              ASSETS             BALANCE                 BY SPB
-------------------              ------       -------------------           ------

Alabama....................         513       $   17,792,762                 7.76%
Alaska.....................           1              162,140                 0.07
Arizona....................         278           13,323,206                 5.81
Arkansas...................         275            9,145,975                 3.99
California.................         124            7,263,704                 3.17
Colorado...................          75            3,604,147                 1.57
Delaware...................           1               29,082                 0.01
Florida....................         277           11,026,649                 4.81
Georgia....................         460           17,891,041                 7.80
Idaho......................          15            1,143,593                 0.50
Illinois...................          10              358,350                 0.16
Indiana....................           9              380,775                 0.17
Iowa.......................           1               69,862                 0.03
Kansas.....................           3              146,880                 0.06
Kentucky...................          72            1,933,043                 0.84
Louisiana..................         212            7,664,109                 3.34
Maryland...................           9              521,818                 0.23
Michigan...................           2               90,695                 0.04
Minnesota..................           1               33,648                 0.01
Mississippi................         203            7,006,755                 3.05
Missouri...................         107            3,648,406                 1.59
Montana....................          14              722,021                 0.31
Nevada.....................          29            1,058,502                 0.46
New Jersey.................           2               91,119                 0.04
New Mexico.................         101            4,171,816                 1.82
New York...................           4              165,280                 0.07
North Carolina.............         494           19,809,940                 8.64
Ohio.......................          18              513,313                 0.22
Oklahoma...................          57            1,866,002                 0.81
Oregon.....................          83            6,024,222                 2.63
Pennsylvania...............           2               84,877                 0.04
Rhode Island...............           1               51,877                 0.02
South Carolina.............         815           33,133,898                14.44
Tennessee..................         210            7,563,109                 3.30
Texas......................       1,104           42,520,831                18.54
Utah.......................          15              903,782                 0.39
Virginia...................          15              535,927                 0.23
Washington.................          60            3,709,976                 1.62
West Virginia..............          10              300,593                 0.13
Wisconsin..................          17              557,441                 0.24
Wyoming....................          48            2,370,883                 1.03
                                 ------        -------------               ------
Total......................       5,747         $229,392,046               100.00%
                                 ======         ============               ======

(1) Based on the mailing address of the Obligor on the related Asset as of the Cut-off Date.

                        YEAR OF ORIGINATION OF ASSETS (1)


                                                                        PERCENTAGE OF
                                NUMBER OF    AGGREGATE SCHEDULED         ASSET POOL
YEAR OF ORIGINATION              ASSETS        PRINCIPAL BALANCE            BY SPB
-------------------              ------        -----------------            ------

    1996.....................        13     $       661,263                  0.29%
    1997.....................     5,734         228,730,783                 99.71
                                  -----       -------------               -------

         Total...............     5,747        $229,392,046                100.00%
                                  =====        ============                ======

----------
(1) The weighted average seasoning of the Assets was approximately 3 months as of the Cut-off Date.


                    DISTRIBUTION OF ORIGINAL ASSET AMOUNTS(1)



                                                                          PERCENTAGE OF
ORIGINAL ASSET                    NUMBER OF    AGGREGATE SCHEDULED         ASSET POOL
AMOUNT                             ASSETS        PRINCIPAL BALANCE            BY SPB
------                             ------        -----------------            ------
$   4,999 or less..............         2       $       8,362                  0.00%
$   5,000 - $    9,999.........        77             611,310                  0.27
$  10,000 - $  14,999..........       166           2,084,440                  0.91
$  15,000 - $  19,999..........       268           4,708,431                  2.05
$  20,000 - $  24,999..........       481          10,868,454                  4.74
$  25,000 - $  29,999..........       822          22,595,357                  9.85
$  30,000 - $  34,999..........       886          28,638,378                 12.48
$  35,000 - $  39,999..........       632          23,491,467                 10.24
$  40,000 - $  44,999..........       520          22,046,368                  9.61
$  45,000 - $  49,999..........       508          24,078,744                 10.50
$  50,000 - $  54,999..........       403          21,094,658                  9.20
$  55,000 - $  59,999..........       314          17,910,471                  7.81
$  60,000 - $  64,999..........       199          12,362,685                  5.39
$  65,000 - $  69,999..........       130           8,770,137                  3.82
$  70,000 - $  74,999..........        86           6,188,026                  2.70
$  75,000 - $  79,999..........        54           4,165,445                  1.82
$  80,000 - $  84,999..........        48           3,947,171                  1.72
$  85,000 - $  89,999..........        38           3,303,508                  1.44
$  90,000 - $  94,999..........        33           3,034,030                   1.32
$  95,000 - $  99,999..........        13           1,257,544                  0.55
$100,000 or more...............        67           8,227,061                  3.59
                                    -----       -------------               -------

     Total.....................     5,747     $   229,392,046                100.00%
                                    =====     ===============               =======


(1) The highest original Asset amount was $220,078, which represents approximately 0.10% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $40,066 as of the Cut-off Date.



                                 ASSET RATES (1)

                                                                          PERCENTAGE OF
                                 NUMBER OF     AGGREGATE SCHEDULED          ASSET POOL
 ASSET RATE                        ASSETS        PRINCIPAL BALANCE            BY SPB
 ----------                        ------        -----------------            ------

 6.000%  - 6.999%...........           6        $      370,560                 0.16%
 7.000%  - 7.999%...........          68             3,685,709                 1.61
 8.000%  -   8.999%.........         554            31,567,681                13.76
 9.000%  -   9.999%.........       1,039            50,839,542                22.16
 10.000% - 10.999%..........       1,663            69,292,880                30.21
 11.000% - 11.999%..........       1,691            56,736,787                24.73
 12.000% - 12.999%..........         658            15,583,098                 6.79
 13.000% - 13.999%..........          68             1,315,789                 0.57
                                 -------       ---------------             --------

      Total.................       5,747          $229,392,046               100.00%
                                   =====          ============               ======

----------
(1) The weighted average Asset Rate was approximately 10.25% as of the Cut-off Date. This table reflects the Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Step-up Rate Loans.


                   REMAINING TERMS TO MATURITY (IN MONTHS) (1)



                                                                          PERCENTAGE OF
 REMAINING TERM                  NUMBER OF     AGGREGATE SCHEDULED          ASSET POOL
 TO MATURITY                       ASSETS        PRINCIPAL BALANCE            BY SPB
 -----------                       ------        -----------------            ------
   1 -   60 months..........          54        $      472,409                 0.21%
  61 -   96 months..........         135             2,007,178                 0.87
  97 - 120 months...........         187             3,714,389                 1.62
 121 - 156 months...........          95             2,231,879                 0.97
 157 - 180 months...........         558            15,108,043                 6.59
 181 - 216 months...........          15               459,664                 0.20
 217 - 240 months...........       1,594            51,440,209                22.42
 241 - 300 months...........       1,439            63,029,088                27.48
 301 - 360 months...........       1,670            90,929,186                39.64
                                   -----        --------------              -------

   Total....................       5,747          $229,392,046               100.00%
                                   =====          ============               ======

----------
(1) The weighted average remaining term to maturity of the Assets was approximately 292 months as of the Cut-off Date.


                   ORIGINAL TERMS TO MATURITY (IN MONTHS) (1)



                                                                          PERCENTAGE OF
 ORIGINAL TERM                   NUMBER OF     AGGREGATE SCHEDULED          ASSET POOL
 TO MATURITY                       ASSETS        PRINCIPAL BALANCE            BY SPB
 -----------                       ------        -----------------            ------
   1 -   60 months..........          54        $      472,409                 0.21%
  61 -   96 months..........         135             2,007,178                 0.87
  97 - 120 months...........         187             3,714,389                 1.62
 121 - 156 months...........          95             2,231,879                 0.97
 157 - 180 months...........         558            15,108,043                 6.59
 181 - 216 months...........          15               459,664                 0.20
 217 - 240 months...........       1,594            51,440,209                22.42
 241 - 300 months...........       1,439            63,029,088                27.48
 301 - 360 months...........       1,670            90,929,186                39.64
                                   -----        --------------              -------

   Total....................       5,747          $229,392,046               100.00%
                                   =====          ============               ======

----------
(1) The weighted average original term to maturity of the Assets was approximately 295 months as of the Cut-off Date.

                DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS(1)



                                                                        PERCENTAGE OF
                                   NUMBER OF    AGGREGATE SCHEDULED       ASSET POOL
LOAN-TO VALUE RATIO(2)               ASSETS      PRINCIPAL BALANCE          BY SPB
----------------------               ------      -----------------          ------
50%  or  less................           36        $     770,707                0.34%
51% - 55%....................           27            1,070,075                0.47
56% - 60%....................           30            1,000,927                0.44
61% - 65%....................           59            2,190,384                0.95
66% - 70%....................           76            2,615,767                1.14
71% - 75%....................          155            6,109,866                2.66
76% - 80%....................          422           15,924,955                6.94
81% - 85%....................          833           32,866,440               14.33
86% - 90%....................        2,699          106,848,251               46.58
91% - 95%....................        1,342           56,131,993               24.47
96% - 100%...................           68            3,862,679                1.68
                                   -------        -------------              ------

     Total...................        5,747         $229,392,046              100.00%
                                     =====         ============              ======

----------
(1) The weighted average original Loan-to-Value Ratio of the Assets was approximately 87.84% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS







 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
    Class               Original    Coupon   Avg.    CBE     1st    Last  Mod.
    Name & Type             Par       %      Life   Yield    Pay    Pay   Dur.
 -----------------------------------------------------------------------------
 TO CALL:
    A1  SENIOR        51,500,000    6.1500   1.10   6.011   2/98   4/00  1.02
    A2  SENIOR        39,300,000    6.0500   3.10   6.058   4/00   2/02  2.74
    A3  SENIOR        27,150,000    6.1500   5.10   6.199   2/02   7/04  4.24
    A4  SENIOR        11,600,000    6.3750   7.10   6.421   7/04  11/05  5.53
    A5  SENIOR        27,500,000    6.5250  10.00   6.581  11/05   9/10  7.09
    A6  SENIOR        24,169,000    6.8000  14.86   6.880   9/10   7/13  9.05
    M   AA MEZZ       18,352,000    6.7500   9.94   6.830   8/02   7/13  6.78
    B1  BBB SUB       20,645,000    7.1500   9.84   7.229   8/02   7/13  6.61
    B2  BB SUB         9,176,046    8.4250  10.18   8.530   8/02   7/13  6.30
 -------------------------------
 TO MATURITY:
    A6  SENIOR        24,169,000    6.8000  16.83   6.879   9/10  11/20  9.62
    M   AA MEZZ       18,352,000    6.7500  10.39   6.830   8/02  12/17  6.92
    B1  BBB SUB       20,645,000    7.1500   9.99   7.230   8/02   4/16  6.65
    B2  BB SUB         9,176,046    8.4250  12.82   8.531   8/02   5/23  6.80
 ----------------------------------------------------------------------------

 (1) Data assumes a prepayment speed of 180% MHP.

 (2) Coupon and price are assumed for compuational material.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT |   FIRST
SUISSE |  BOSTON


                                                                              /1

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS




 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 A1 SENIOR
 Price: 99-31+      Coupon: 6.1500                 Original Par:    51,500,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.18      6.09      6.04      6.01      5.99      5.90
 Average Life:          5.92      1.71      1.27      1.10      1.01      0.72
 Duration:              4.61      1.55      1.17      1.02      0.94      0.68
 First Prin Pay:        2/98      2/98      2/98      2/98      2/98      2/98
 Last Prin Pay:         9/08      7/01      8/00      4/00      2/00      7/99
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-30+      Coupon: 6.0500                 Original Par:    39,300,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.11      6.08      6.07      6.06      6.05      6.02
 Average Life:         13.07      4.90      3.60      3.10      2.84      2.01
 Duration:              8.76      4.10      3.13      2.74      2.53      1.84
 First Prin Pay:        9/08      7/01      8/00      4/00      2/00      7/99
 Last Prin Pay:         5/13      6/04     10/02      2/02     10/01      9/00
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-28+      Coupon: 6.1500                 Original Par:    27,150,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.22      6.21      6.20      6.20      6.20      6.18
 Average Life:         17.16      8.04      5.97      5.10      4.53      3.10
 Duration:             10.29      6.14      4.84      4.24      3.83      2.73
 First Prin Pay:        5/13      6/04     10/02      2/02     10/01      9/00
 Last Prin Pay:         1/17      2/08      7/05      7/04      9/03      9/01
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT |   FIRST
SUISSE |  BOSTON


                                                                              /2

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS



 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-31       Coupon: 6.3750                 Original Par:    11,600,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.44      6.43      6.43      6.42      6.42      6.40
 Average Life:         19.72     10.98      8.26      7.10      6.28      3.86
 Duration:             10.90      7.66      6.23      5.53      5.02      3.32
 First Prin Pay:        1/17      2/08      7/05      7/04      9/03      9/01
 Last Prin Pay:         9/18      1/10      3/07     11/05      1/05      3/02
 -----------------------------------------------------------------------------


 A5 SENIOR
 Price: 99-31+      Coupon: 6.5250                 Original Par:    27,500,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.59      6.59      6.58      6.58      6.58      6.56
 Average Life:         22.63     14.64     11.50     10.00      8.99      5.26
 Duration:             11.47      9.12      7.81      7.09      6.56      4.30
 First Prin Pay:        9/18      1/10      3/07     11/05      1/05      3/02
 Last Prin Pay:         6/22     10/15      5/12      9/10      8/09      2/05
 -----------------------------------------------------------------------------


 A6 SENIOR
 Price: 99-28+      Coupon: 6.8000                 Original Par:    24,169,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.88      6.88      6.88      6.88      6.88      6.87
 Average Life:         25.72     19.76     16.62     14.86     13.73      9.36
 Duration:             11.77     10.53      9.64      9.05      8.63      6.68
 First Prin Pay:        6/22     10/15      5/12      9/10      8/09      2/05
 Last Prin Pay:         3/24      5/18      4/15      7/13      6/12      6/08
 ---------------------------
 TO MATURITY:
 Price: 99-29
 Bond Yield:            6.88      6.88      6.88      6.88      6.88      6.87
 Average Life:         26.78     21.52     18.56     16.83     15.64     10.65
 Duration:             11.94     10.91     10.14      9.62      9.23      7.22
 First Prin Pay:        6/22     10/15      5/12      9/10      8/09      2/05
 Last Prin Pay:         4/27      6/24      3/22     11/20     11/19      1/15
 -----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT |   FIRST
SUISSE |  BOSTON


                                                                              /3

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 M AA MEZZ
 Price: 99-27       Coupon: 6.7500                 Original Par:    18,352,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.84      6.83      6.83      6.83      6.83      6.83
 Average Life:         21.77     13.97     11.18      9.94      9.47      7.72
 Duration:             10.97      8.50      7.35      6.78      6.58      5.74
 First Prin Pay:       12/13     12/04      3/03      8/02      8/02      8/02
 Last Prin Pay:         3/24      5/18      4/15      7/13      6/12      6/08
 ---------------------------
 TO MATURITY:
 Price: 99-27
 Bond Yield:            6.84      6.83      6.83      6.83      6.83      6.83
 Average Life:         22.03     14.38     11.61     10.39      9.95      8.36
 Duration:             11.01      8.59      7.46      6.92      6.74      6.02
 First Prin Pay:       12/13     12/04      3/03      8/02      8/02      8/02
 Last Prin Pay:         7/26      4/22      9/19     12/17      2/17      5/13
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-29       Coupon: 7.1500                 Original Par:    20,645,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.24      7.24      7.23      7.23      7.23      7.22
 Average Life:         21.69     13.86     11.07      9.84      9.38      7.71
 Duration:             10.59      8.26      7.15      6.61      6.42      5.64
 First Prin Pay:       12/13     12/04      3/03      8/02      8/02      8/02
 Last Prin Pay:         3/24      5/18      4/15      7/13      6/12      6/08
 ---------------------------
 TO MATURITY:
 Price: 99-29
 Bond Yield:            7.24      7.24      7.23      7.23      7.23      7.23
 Average Life:         21.78     14.01     11.20      9.99      9.56      8.05
 Duration:             10.60      8.29      7.18      6.65      6.48      5.79
 First Prin Pay:       12/13     12/04      3/03      8/02      8/02      8/02
 Last Prin Pay:        11/25     12/20     10/17      4/16      6/15     11/11
 -----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT |   FIRST
SUISSE |  BOSTON


                                                                              /4

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS




 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 B2 BB SUB
 Price: 99-30+      Coupon: 8.4250                 Original Par:     9,176,046
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            8.54      8.54      8.53      8.53      8.53      8.52
 Average Life:         21.94     14.21     11.44     10.18      9.65      7.75
 Duration:              9.55      7.69      6.77      6.30      6.12      5.38
 First Prin Pay:       12/13     12/04      3/03      8/02      8/02      8/02
 Last Prin Pay:         3/24      5/18      4/15      7/13      6/12      6/08
 ---------------------------
 TO MATURITY:
 Price: 99-31
 Bond Yield:            8.54      8.54      8.53      8.53      8.53      8.53
 Average Life:         22.95     16.43     13.92     12.82     12.36     10.23
 Duration:              9.65      7.98      7.18      6.80      6.68      6.11
 First Prin Pay:       12/13     12/04      3/03      8/02      8/02      8/02
 Last Prin Pay:         8/27      7/26     11/24      5/23      7/22      3/18
 -----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT |   FIRST
SUISSE |  BOSTON


                                                                              /5

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999              91          71          61          55          51          31
 January 15, 2000              85          42          21           9           1           0
 January 15, 2001              78          13           0           0           0           0
 January 15, 2002              71           0           0           0           0           0
 January 15, 2003              63           0           0           0           0           0
 January 15, 2004              53           0           0           0           0           0
 January 15, 2005              43           0           0           0           0           0
 January 15, 2006              31           0           0           0           0           0
 January 15, 2007              20           0           0           0           0           0
 January 15, 2008               8           0           0           0           0           0
 January 15, 2009               0           0           0           0           0           0
 January 15, 2010               0           0           0           0           0           0
 January 15, 2011               0           0           0           0           0           0
 January 15, 2012               0           0           0           0           0           0
 January 15, 2013               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2014               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2015               0           0           0           0           0           0
 January 15, 2016               0           0           0           0           0           0
 January 15, 2017               0           0           0           0           0           0
 January 15, 2018               0           0           0           0           0           0
 January 15, 2019               0           0           0           0           0           0
 January 15, 2020               0           0           0           0           0           0
 January 15, 2021               0           0           0           0           0           0
 January 15, 2022               0           0           0           0           0           0
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:           5.9         1.7         1.3         1.1         1.0         0.7
-----------------------------------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT |   FIRST
SUISSE |  BOSTON


                                                                              /6

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100          50
 January 15, 2001             100         100          77          54          40           0
 January 15, 2002             100          80          31           3           0           0
 January 15, 2003             100          46           0           0           0           0
 January 15, 2004             100          13           0           0           0           0
 January 15, 2005             100           0           0           0           0           0
 January 15, 2006             100           0           0           0           0           0
 January 15, 2007             100           0           0           0           0           0
 January 15, 2008             100           0           0           0           0           0
 January 15, 2009              94           0           0           0           0           0
 January 15, 2010              74           0           0           0           0           0
 January 15, 2011              53           0           0           0           0           0
 January 15, 2012              29           0           0           0           0           0
 January 15, 2013               7           0           0           0           0           0
 January 15, 2014               0           0           0           0           0           0
 January 15, 2015               0           0           0           0           0           0
 January 15, 2016               0           0           0           0           0           0
 January 15, 2017               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2018               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2019               0           0           0           0           0           0
 January 15, 2020               0           0           0           0           0           0
 January 15, 2021               0           0           0           0           0           0
 January 15, 2022               0           0           0           0           0           0
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:          13.1         4.9         3.6         3.1         2.8         2.0
-----------------------------------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT |   FIRST
SUISSE |  BOSTON


                                                                              /7

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100          59
 January 15, 2002             100         100         100         100          80           0
 January 15, 2003             100         100          84          51          24           0
 January 15, 2004             100         100          47          14           0           0
 January 15, 2005             100          77          15           0           0           0
 January 15, 2006             100          49           0           0           0           0
 January 15, 2007             100          24           0           0           0           0
 January 15, 2008             100           0           0           0           0           0
 January 15, 2009             100           0           0           0           0           0
 January 15, 2010             100           0           0           0           0           0
 January 15, 2011             100           0           0           0           0           0
 January 15, 2012             100           0           0           0           0           0
 January 15, 2013             100           0           0           0           0           0
 January 15, 2014              79           0           0           0           0           0
 January 15, 2015              55           0           0           0           0           0
 January 15, 2016              29           0           0           0           0           0
 January 15, 2017               0           0           0           0           0           0
 January 15, 2018               0           0           0           0           0           0
 January 15, 2019               0           0           0           0           0           0
 January 15, 2020               0           0           0           0           0           0
 January 15, 2021               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2022               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:          17.2         8.0         6.0         5.1         4.5         3.1
-----------------------------------------------------------------------------------------------------------------------




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT |   FIRST
SUISSE |  BOSTON


                                                                             /8

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100          21
 January 15, 2003             100         100         100         100         100           0
 January 15, 2004             100         100         100         100          71           0
 January 15, 2005             100         100         100          56           0           0
 January 15, 2006             100         100          66           0           0           0
 January 15, 2007             100         100           5           0           0           0
 January 15, 2008             100         100           0           0           0           0
 January 15, 2009             100          48           0           0           0           0
 January 15, 2010             100           0           0           0           0           0
 January 15, 2011             100           0           0           0           0           0
 January 15, 2012             100           0           0           0           0           0
 January 15, 2013             100           0           0           0           0           0
 January 15, 2014             100           0           0           0           0           0
 January 15, 2015             100           0           0           0           0           0
 January 15, 2016             100           0           0           0           0           0
 January 15, 2017              99           0           0           0           0           0
 January 15, 2018              31           0           0           0           0           0
 January 15, 2019               0           0           0           0           0           0
 January 15, 2020               0           0           0           0           0           0
 January 15, 2021               0           0           0           0           0           0
 January 15, 2022               0           0           0           0           0           0
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2026               0           0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:          19.7        11.0         8.3         7.1         6.3         3.9
-----------------------------------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT |   FIRST
SUISSE |  BOSTON


                                                                             /9

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100         100         100          53
 January 15, 2004             100         100         100         100         100          25
 January 15, 2005             100         100         100         100          98           1
 January 15, 2006             100         100         100          95          71           0
 January 15, 2007             100         100         100          70          47           0
 January 15, 2008             100         100          79          48          26           0
 January 15, 2009             100         100          58          28           8           0
 January 15, 2010             100          99          39          10           0           0
 January 15, 2011             100          79          21           0           0           0
 January 15, 2012             100          59           5           0           0           0
 January 15, 2013             100          42           0           0           0           0
 January 15, 2014             100          26           0           0           0           0
 January 15, 2015             100          11           0           0           0           0
 January 15, 2016             100           0           0           0           0           0
 January 15, 2017             100           0           0           0           0           0
 January 15, 2018             100           0           0           0           0           0
 January 15, 2019              92           0           0           0           0           0
 January 15, 2020              68           0           0           0           0           0
 January 15, 2021              41           0           0           0           0           0
 January 15, 2022              12           0           0           0           0           0
 January 15, 2023               0           0           0           0           0           0
 January 15, 2024               0           0           0           0           0           0
 January 15, 2025               0           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

-----------------------------------------------------------------------------------------------------------------------
 Avg Life In Years:          22.6        14.6        11.5        10.0         9.0         5.3
-----------------------------------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT |   FIRST
SUISSE |  BOSTON


                                                                             /10

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS




 Percent of Principal Outstanding of Class A-6
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100         100         100         100
 January 15, 2004             100         100         100         100         100         100
 January 15, 2005             100         100         100         100         100         100
 January 15, 2006             100         100         100         100         100          80
 January 15, 2007             100         100         100         100         100          63
 January 15, 2008             100         100         100         100         100          49
 January 15, 2009             100         100         100         100         100          38
 January 15, 2010             100         100         100         100          92          29
 January 15, 2011             100         100         100          94          76          22
 January 15, 2012             100         100         100          78          62          16
 January 15, 2013             100         100          90          65          51          12
 January 15, 2014             100         100          76          54          41           6
 January 15, 2015             100         100          63          44          33           0
 January 15, 2016             100          95          52          35          25           0
 January 15, 2017             100          79          41          26          19           0
 January 15, 2018             100          64          32          19          10           0
 January 15, 2019             100          53          25          12           4           0
 January 15, 2020             100          43          18           5           0           0
 January 15, 2021             100          33           9           0           0           0
 January 15, 2022             100          23           1           0           0           0
 January 15, 2023              81          10           0           0           0           0
 January 15, 2024              63           2           0           0           0           0
 January 15, 2025              47           0           0           0           0           0
 January 15, 2026              30           0           0           0           0           0
 January 15, 2027               5           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:          26.8        21.5        18.6        16.8        15.6        10.7
-----------------------------------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT |   FIRST
SUISSE |  BOSTON



                                                                             /11

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class M
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100          93          93          89
 January 15, 2004             100         100          90          81          80          71
 January 15, 2005             100          99          79          70          68          57
 January 15, 2006             100          90          70          61          58          45
 January 15, 2007             100          82          62          52          49          35
 January 15, 2008             100          74          54          45          42          28
 January 15, 2009             100          67          47          39          35          21
 January 15, 2010             100          60          41          33          29          16
 January 15, 2011             100          54          35          28          24          12
 January 15, 2012             100          47          30          23          20           8
 January 15, 2013             100          42          26          19          16           2
 January 15, 2014              99          37          22          16          13           0
 January 15, 2015              91          32          18          13          10           0
 January 15, 2016              83          27          15          10           6           0
 January 15, 2017              74          22          12           5           0           0
 January 15, 2018              65          18           8           0           0           0
 January 15, 2019              58          15           3           0           0           0
 January 15, 2020              50          12           0           0           0           0
 January 15, 2021              42           9           0           0           0           0
 January 15, 2022              32           1           0           0           0           0
 January 15, 2023              23           0           0           0           0           0
 January 15, 2024              18           0           0           0           0           0
 January 15, 2025              13           0           0           0           0           0
 January 15, 2026               7           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:          22.0        14.4        11.6        10.4        10.0         8.4
-----------------------------------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT |   FIRST
SUISSE |  BOSTON

                                                                             /12

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
 January 15, 2001             100         100         100         100         100         100
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100          93          93          89
 January 15, 2004             100         100          90          81          80          71
 January 15, 2005             100          99          79          70          68          57
 January 15, 2006             100          90          70          61          58          45
 January 15, 2007             100          82          62          52          49          35
 January 15, 2008             100          74          54          45          42          26
 January 15, 2009             100          67          47          39          35          17
 January 15, 2010             100          60          41          33          29          10
 January 15, 2011             100          54          35          26          21           4
 January 15, 2012             100          47          30          19          15           0
 January 15, 2013             100          42          23          14          10           0
 January 15, 2014              99          37          17           9           5           0
 January 15, 2015              91          32          12           5           1           0
 January 15, 2016              83          25           7           1           0           0
 January 15, 2017              74          18           3           0           0           0
 January 15, 2018              65          12           0           0           0           0
 January 15, 2019              58           8           0           0           0           0
 January 15, 2020              50           4           0           0           0           0
 January 15, 2021              42           0           0           0           0           0
 January 15, 2022              32           0           0           0           0           0
 January 15, 2023              19           0           0           0           0           0
 January 15, 2024              12           0           0           0           0           0
 January 15, 2025               5           0           0           0           0           0
 January 15, 2026               0           0           0           0           0           0
 January 15, 2027               0           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:          21.8        14.0        11.2        10.0         9.6         8.0
-----------------------------------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT |   FIRST
SUISSE |  BOSTON


                                                                             /13

             DEUTSCHE SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-I
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class B-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 January 15, 1999             100         100         100         100         100         100
 January 15, 2000             100         100         100         100         100         100
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2001             100         100         100         100         100         100
-----------------------------------------------------------------------------------------------------------------------
 January 15, 2002             100         100         100         100         100         100
 January 15, 2003             100         100         100          93          93          89
 January 15, 2004             100         100          90          81          80          71
 January 15, 2005             100          99          79          70          68          57
 January 15, 2006             100          90          70          61          58          45
 January 15, 2007             100          82          62          52          49          35
 January 15, 2008             100          74          54          45          42          31
 January 15, 2009             100          67          47          39          35          31
 January 15, 2010             100          60          41          33          31          31
 January 15, 2011             100          54          35          31          31          31
 January 15, 2012             100          47          31          31          31          31
 January 15, 2013             100          42          31          31          31          31
 January 15, 2014              99          37          31          31          31          31
 January 15, 2015              91          32          31          31          31          31
 January 15, 2016              83          31          31          31          31          18
 January 15, 2017              74          31          31          31          31           8
 January 15, 2018              65          31          31          31          31           1
 January 15, 2019              58          31          31          31          31           0
 January 15, 2020              50          31          31          31          28           0
 January 15, 2021              42          31          31          28          16           0
 January 15, 2022              32          31          31          14           5           0
 January 15, 2023              31          31          15           2           0           0
 January 15, 2024              31          31           6           0           0           0
 January 15, 2025              31          22           0           0           0           0
 January 15, 2026              31           7           0           0           0           0
 January 15, 2027              31           0           0           0           0           0
 January 15, 2028               0           0           0           0           0           0

 Avg Life In Years:          22.9        16.4        13.9        12.8        12.4        10.2
-----------------------------------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT |   FIRST
SUISSE |  BOSTON

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